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                                                                   Exhibit 10.20

                           PURCHASE AND SALE AGREEMENT

                               Darien Towne Centre
                                Darien, Illinois


                                 by and between


                           75TH AND LYMAN CORPORATION,
                             a Delaware corporation,

                                     SELLER


                                       and


                      INLAND RETAIL REAL ESTATE TRUST, INC.
                             a Maryland corporation,

                                    PURCHASER


                            DATED: November 12, 2003

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                                TABLE OF CONTENTS

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                                                                                       Page
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1.      DEFINITIONS......................................................................1

2.      SALE; PURCHASE PRICE.............................................................4

2.1     Purchase and Sale................................................................4

2.2     Purchase Price...................................................................5

3.      DUE DILIGENCE AND TENANT ESTOPPELS...............................................5

3.1     Seller's Deliveries; Work Product................................................5

3.2     Due Diligence....................................................................7

3.3     Title and Survey................................................................10

3.4     Tenant Estoppels................................................................11

3.5     Bulk Sales......................................................................12

4.      CLOSING; ADDITIONAL CONDITIONS; DELIVERIES......................................12

4.1     Time, Place and Manner of Closing...............................................12

4.2     Condition to Parties' Obligation to Close.......................................13

4.3     Deliveries......................................................................13

4.4     Permitted Termination...........................................................15

5.      PRORATIONS......................................................................15

5.1     Post-Closing Tenant Contributions and Security Deposits.........................15

5.2     Prorations for Closing Month....................................................16

5.3     Percentage Rent.................................................................16

5.4     Order of Application............................................................16

5.5     Operating Expenses..............................................................16

5.6     Real Estate Taxes...............................................................17

5.7     Utilities.......................................................................17
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5.8     Leasing Costs...................................................................17

5.9     Insurance Policies and Property Management Agreements...........................18

5.10        Other Proration Matters.....................................................18

5.11        Survival....................................................................18

6.      SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS..............................18

6.1     Power...........................................................................18

6.2     Requisite Action................................................................18

6.3     Authority.......................................................................18

6.4     Conflicts.......................................................................19

6.5     Leases..........................................................................19

6.6     Service Contracts...............................................................19

6.7     Violation Notices...............................................................19

6.8     Litigation......................................................................19

6.9     Lease Brokerage.................................................................20

6.10        Environmental Matters.......................................................20

6.11        Licenses and Permits........................................................20

6.12        Employment..................................................................20

6.13        Limitations on Seller's Representations and Warranties......................20

7.      PURCHASE AS-IS..................................................................21

7.1     Waiver of Contribution and Disclaimer Concerning Perchloroethylene..............22

8.      PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS...........................23

8.1     Power...........................................................................23

8.2     Requisite Action................................................................23

8.3     Authority.......................................................................23

8.4     Conflicts.......................................................................23

8.5     Litigation......................................................................24

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8.6     ERISA...........................................................................24

8.7     Survival of Purchaser's Warranties..............................................24

9.      CLOSING COSTS...................................................................24

10.         COMMISSIONS.................................................................24

11.         POSSESSION..................................................................25

12.         ATTORNEYS' FEES AND COSTS...................................................25

13.         NOTICES.....................................................................25

14.         FIRE OR OTHER CASUALTY; CONDEMNATION........................................26

14.1        Casualty....................................................................26

14.2        Eminent Domain..............................................................26

15.         OPERATIONS AFTER DATE OF THIS AGREEMENT.....................................27

16.         ASSIGNMENT..................................................................28

17.         REMEDIES....................................................................29

17.1        Purchaser's Remedies........................................................29

17.2        Seller's Remedies...........................................................29

17.3        Survival....................................................................30

18.         MISCELLANEOUS...............................................................31

18.1        Entire Agreement............................................................31

18.2        Time........................................................................31

18.3        Counterpart Execution.......................................................31

18.4        Governing Law...............................................................31

18.5        Confidentiality.............................................................31

18.6        Recordation.................................................................32
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18.7        Benefit.....................................................................32

18.8        Section Headings............................................................32

18.9        Further Assurances..........................................................32

18.10       Severability................................................................33

18.11       Waiver of Trial by Jury.....................................................33

18.12       Independent Counsel.........................................................33

18.13       Governmental Approval.......................................................33

18.14       No Waiver...................................................................33

18.15       Discharge and Survival......................................................34

18.16       Designation of Reporting Person.............................................34

19.         EXCULPATION OF SELLER AND RELATED PARTIES...................................34

20.......................................................................................I

21.     IRV'S MENSWEAR...................................................................I
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                           PURCHASE AND SALE AGREEMENT

      THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made and entered into as of the 12th day of November, 2003, by and between 75TH AND LYMAN CORPORATION, a Delaware corporation ("SELLER"), and INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("PURCHASER").

      Seller desires to sell and Purchaser desires to purchase the Property (as defined below) commonly known as the Darien Towne Centre in the City of Darien, County of DuPage and State of Illinois, subject to and on the terms and provisions of and for the considerations set forth in this Agreement.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    DEFINITIONS.

      As used in this Agreement, the following terms have the following meanings:

            "ADDITIONAL TITLE REVIEW DATE" has the meaning assigned to that term in SECTION 3.3.

            "AFFIDAVIT" has the meaning assigned to that term in SECTION 4.3.

            "ASSIGNMENT OF CONTRACTS" has the meaning assigned to that term in
      SECTION 4.3.

            "ASSIGNMENT OF LEASES" has the meaning assigned to that term in
      SECTION 4.3.

            "CASH BALANCE" has the meaning assigned to that term in SECTION 2.2.

            "CASUALTY ELECTION DATE" has the meaning assigned to that term in
      SECTION 14.1.

            "CB" means Seller's investment manager, CBRE Investors LLC.

            "CLOSING" has the meaning assigned to that term in SECTION 4.1.

            "CLOSING DATE" means ten (10) calendar days following the Due Diligence Expiration Date or such other date as is agreed by Seller and Purchaser.

            "CONDEMNATION ELECTION DATE" has the meaning assigned to that term in SECTION 14.2.

            "CRITICAL TENANTS" has the meaning assigned to that term in SECTION 3.4.

            "DEED" has the meaning assigned to that term in SECTION 4.3.

            "DUE DILIGENCE" has the meaning assigned to that term in SECTION
      3.2.

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            "DUE DILIGENCE EXPIRATION DATE" means 5:00 p.m. Chicago Time on the date that is thirty (30) days following the date of this Agreement.

            "EARNEST MONEY" has the meaning assigned to that term in
      SECTION 2.2.

            "ENVIRONMENTAL DUE DILIGENCE EXPIRATION DATE" means 5:00 p.m. Chicago Time on the date that is fourteen (14) calendar days following the date of this Agreement.

            "ENVIRONMENTAL LAWS" means all federal, state and local environmental laws, rules, statutes, directives, ordinances and regulations issued by any governmental entity and in effect as of the date of this Agreement which regulate Hazardous Materials affecting the Real Property, or any portion thereof, and as same have been amended, modified or supplemented from time to time prior to the date of this Agreement, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), the Hazardous Substances Transportation Act (49 U.S.C. Section 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Solid Waste Disposal Act (42 U.S.C. Section 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Section 11001 et seq.), the Radon and Indoor Air Quality Research Act (42 U.S.C. Section 7401 note, et seq.), the Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), comparable state and local laws, and any and all rules and regulations which have become effective prior to the date of this Agreement under any and all of the aforementioned laws.

            "ESCROW COMPANY" means Chicago Title Insurance Company, 171 N. Clark Street, Chicago, IL 60601-3294, Attention: Nancy Castro, Senior Escrow Officer.

            "HAZARDOUS MATERIALS" means any substance which is designated, defined, classified or regulated as a hazardous or toxic substance, hazardous material, hazardous waste, pollutant or contaminant (including petroleum, petroleum by-products, radon, asbestos and asbestos containing materials, polychlorinated biphenyls, radioactive elements, infectious agents, and urea formaldehyde), as such terms are used in any Environmental Laws.

            "INDEMNIFIED PARTIES" has the meaning assigned to that term in
      SECTION 3.2.

            "INTANGIBLE PROPERTY" means, to the extent freely transferable by Seller, all right, title and interest, if any, of Seller in: (a) any and all permits, entitlements, filings, building plans, specifications and working drawings, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees; (b) all trade names, service marks, designations and logos, and all tenant lists, advertising materials and telephone exchange numbers identified with the Property; and (c) all other intangible property, miscellaneous rights, benefits or privileges of any kind or character relating solely to the Property, to the extent such right, title and interest is

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      transferable by Seller to Purchaser without violating any legal obligation; PROVIDED, HOWEVER, that the Intangible Property shall not include claims, actions, causes of action, judgments, receivables, cash, securities, cash equivalents, or the name of Seller.

            "LAND" means the real property legally described on the attached
      SCHEDULE 1.

            "LATER DATE DEFECTS" has the meaning assigned to that term in
      SECTION 3.3.

            "LEASES" means all unexpired leases, subleases, occupancy agreements, and any other agreements for the use, possession, or occupancy of any portion of the Real Property as of the Closing Date listed on
      SCHEDULE 6.5 and any tenant guaranties delivered in connection with any of the foregoing.

            "LEASING COSTS" has the meaning assigned to that term in SECTION
      5.8.

            "LEASING STATUS REPORT" has the meaning assigned to that term in
      SECTION 15(b).

            "NOTICE" has the meaning assigned to that term in SECTION 13.

            "NOTICE DATE" has the meaning assigned to that term in SECTION 15.

            "PERMITTED EXCEPTIONS" has the meaning assigned to that term in
      SECTION 3.3.

            "PERSONAL PROPERTY" means all of the right, title, and interest of Seller in and to the tangible personal property, which is located at and used in connection with any of the Real Property and identified on
      SCHEDULE 4.3, but specifically excluding: (a) any personal property owned, financed or leased by the tenants under the Leases; (b) any computer software which either is licensed to Seller or Seller deems proprietary;
      (c) any tangible personal property owned by any unaffiliated on-site property manager; (d) internal memoranda, correspondence, analyses, documents or reports prepared by or for Seller, its shareholders, Property Manager, CB, or their agents in connection with this Agreement, the sale of the Property, the acquisition of the Property by Seller (other than environmental, structural and other reports, if any, prepared by third parties relating to the physical condition of the Property); (e) communications between Seller, its shareholders, Property Manager, CB, and/or their agents; (f) appraisals, assessments or other valuations of the Property in the possession of Seller, its shareholders, Property Manager, CB, or their agents; (g) offers or inquiries from third parties relating to the purchase of the Property; (h) organizational documents of Seller; (i) personnel records of Seller; and (j) communications or other internal memoranda, correspondence, analyses, documents or reports that are subject to an attorney-client or other evidentiary privilege.

            "PROPERTY" means the Real Property, the Personal Property, the Service Contracts, the Leases and the Intangible Property.

            "PROPERTY MANAGER" means Seller's property manager, the Trammell Crow Company.

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            "PROPERTY MANAGER'S OFFICE" means the Property Manager's office at
      1375 East Woodfield Road, Suite 750, Schaumburg, Illinois 60173.

            "PROPOSAL" has the meaning assigned to that term in SECTION 15(b).

            "PRORATION DATE" has the meaning assigned to that term in SECTION 5.

            "PURCHASE DOCUMENTS" has the meaning assigned to that term in
      SECTION 19.

            "PURCHASE PRICE" has the meaning assigned to that term in SECTION
      2.2.

            "REAL PROPERTY" means the Land, together with any improvements thereon and appurtenances thereto, including, but not limited to, all buildings and structures located on the Land.

            "REPORTING PERSON" has the meaning assigned to that term in SECTION 18.16.

            "SELLER'S DEFAULT" has the meaning assigned to that term in SECTION 17.

            "SELLER'S UNDERTAKINGS" has the meaning assigned to that term in
      SECTION 19.

            "SERVICE CONTRACTS" means all service contracts, equipment leases and other agreement relating to the Property listed on SCHEDULE 6.6.

            "SURVEY" has the meaning assigned to that term in SECTION 3.3.

            "SURVIVING OBLIGATIONS" means the provisions in this Agreement designated as surviving Closing or any termination of this Agreement.

            "TENANT CONTRIBUTIONS" has the meaning assigned to that term in
      SECTION 5.1.

            "TITLE COMMITMENT" has the meaning assigned to that term in SECTION 3.3.

            "TITLE COMPANY" means Chicago Title Insurance Company which has a mailing address at 171 N. Clark Street, Chicago, IL 60601-3294, Attention:
      Robert Strybel, Esq.

            "TITLE POLICY" has the meaning assigned to that term in SECTION 3.3.

            "TITLE AND SURVEY REVIEW DATE" has the meaning assigned to that term in SECTION 3.3.

2.    SALE: PURCHASE PRICE.

      2.1   PURCHASE AND SALE.

      Subject to the terms and provisions of this Agreement, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller the Property.

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      2.2   PURCHASE PRICE.

      The total purchase price (hereinafter called the "PURCHASE PRICE") to be paid by Purchaser to Seller for the Property shall be Thirty Million and 00/100 Dollars ($30,000,000.00). The Purchase Price shall be payable in the following manner:

            (a)   Earnest Money.

      Purchaser shall, within five (5) business days after the date of this Agreement, deposit with the Escrow Company, as escrow agent, the amount of One Million Dollars ($1,000,000) (the "EARNEST MONEY"). All Earnest Money shall be non-refundable, except as otherwise provided in this Agreement. All Earnest Money shall be in the form of a wire transfer of immediately available United States of America funds. The Earnest Money shall be held and disbursed by the Escrow Company acting as escrow agent. The Earnest Money shall be invested in an interest bearing account at a federally insured institution. Any interest accruing on the Earnest Money shall be deemed part of the Earnest Money and paid to the party to which the Earnest Money is distributed or credited pursuant to the provisions of this Agreement. Purchaser shall provide its federal taxpayer identification number to Escrow Company upon the opening of escrow. If the sale is consummated in accordance with the terms of this Agreement, the Earnest Money and any interest thereon shall be applied to the Purchase Price to be paid by Purchaser at the Closing. If Purchaser fails to timely deliver the Earnest Money, it shall be a material default and Seller may terminate the Agreement. If this Agreement is terminated by either party pursuant to a right to do so provided herein (other than a termination by Seller pursuant to SECTION 17 on account of a breach of Purchaser's obligations hereunder), then the Earnest Money shall be refunded to Purchaser.

            (b)   Cash Balance.

      Subject to the satisfaction or waiver of all conditions precedent to Purchaser's obligations to consummate the transactions contemplated by this Agreement, Purchaser shall pay to Seller the balance of the Purchase Price, subject to the prorations described in SECTION 5 below, in cash (the "CASH BALANCE"), by wire transfer, no later than noon (Chicago Time) on the Closing Date, of immediately available United States of America funds to the Escrow Company for payment to Seller, in accordance with the terms and conditions of this Agreement.

3.    DUE DILIGENCE AND TENANT ESTOPPELS.

      3.1   SELLER'S DELIVERIES; WORK PRODUCT.

      Within five (5) days after the date of this Agreement, Seller shall (i) deliver to Purchaser, for Purchaser's inspection items enumerated (a), (b), (c),
(d), (e), (f), (g) and (h) below and (ii) make available to Purchaser, for Purchaser's inspection and copying, the files containing the items enumerated
(i), (j) and (k) below, which are in Seller's actual possession or maintained by the Property Manager at the Property Manager's Office and which relate solely to the Property:

            (a)   all Leases;

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            (b)   all Service Contracts entered into by Seller;

            (c) copies of the real estate tax bills for the current year and two prior years, if available;

            (d) any existing third party environmental reports, including any Phase I environmental reports, structural, roof and engineering reports, and architectural plans, specifications and drawings relating to the physical condition of the Property;

            (e) annual operating statements for the Property for the last three calendar years and monthly operating statements for the months in the current year prepared by the Property Manager;

            (f) a copy of the most current rent roll prepared by or for Seller in the ordinary course of its business;

            (g)   copies of all Proposals presently outstanding;

            (h) certificates of occupancy and zoning letters pertaining to the Property (in either case, to the extent available in files maintained in the Property Manager's Office);

            (i)   tenant's insurance certificates; and

            (j) all existing contracts and work orders for pending repairs or capital improvements to be performed at the Property, and all contracts for such work performed during the twelve (12) months immediately preceding the date of this Agreement for a contract price in excess of Ten Thousand Dollars ($10,000); and

            (k) all other documents maintained in the ordinary course of business in the tenant files maintained in the Property Manager's Office, including without limitation lease abstracts (if any), existing estoppel certificates (if any) and tenant financial statements.

      Notwithstanding the foregoing, in no event shall Seller be required to deliver or make available to Purchaser any items specifically excluded from the definition of "Personal Property" set forth in SECTION 1.

      Seller shall deliver to Purchaser any documents described in clauses (a) through (j) of this SECTION 3.1 and first coming into Seller's actual possession or produced by Seller after the initial delivery and shall continue to make available the same and any other documents described in this SECTION 3.1 during the pendency of this Agreement.

      For purposes of this Agreement, references to "Seller's actual possession," "Seller's possession," or to terms of similar import shall mean only those items which are in the actual physical possession or under the actual control of Property Manager, Seller or CB at CB's Bellevue, Washington office, and expressly excludes any duty of inquiry or investigation and any constructive or imputed possession or control. Seller shall instruct Seller's Property Manager to make available any of the documents described in SECTION 3.1(a)-(k) and located at the Property

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Manager's Office for Purchaser's inspection and copying at [Property Manager's
Office]. The information and documents provided under this SECTION 3.1 are subject to the obligation of confidentiality in SECTION 18.5 below and to the limitations and disclaimers in SECTION 7 below.

      In the event this Agreement terminates for any reason, Purchaser shall promptly, but in no event later than five (5) business days after such termination, deliver to Seller (i) all information delivered by Seller or representatives of Seller to Purchaser or Purchaser's representatives and any copies or compilations thereof, including without limitation, the materials described in this SECTION 3.1; and (ii) subject to limitations on distribution of any materials by the preparer thereof, copies of all surveys, environmental audits, engineering studies, drawings, blueprints, soil reports, maps, master plans, feasibility studies, and other similar reports and studies prepared by or for Purchaser or its representatives by third parties that pertain to the Property, without representation or warranty. Upon termination of this Agreement, Purchaser will assign to Seller any agreements with third parties and rights relating to studies, reports, plans, drawings or other work related to the Property, including without limitation architectural and engineering work product, to the extent assignable. The terms of this SECTION 3.1 shall survive the termination of this Agreement.

      3.2   DUE DILIGENCE.

      Purchaser and its representatives shall be permitted to enter upon the Property at any reasonable time and from time to time before the Closing Date to examine, inspect and investigate the Property as well as all records and other documentation made available by Seller in accordance with this Agreement (collectively, "DUE DILIGENCE"). The Due Diligence shall be subject to the terms, conditions and limitations set forth in this SECTION 3.2.

            (a) Purchaser shall have a right to enter upon the Property for the purpose of conducting its Due Diligence provided that in each such instance (i) Purchaser notifies CB of its intent to enter the Property to conduct its Due Diligence not less than forty-eight (48) hours prior to such entry; (ii) the date and approximate time period are scheduled with Seller; and (iii) Purchaser and its representatives, agents, employees and contractors are in full compliance with the insurance requirements set forth in SECTION 3.2. At Seller's election, a representative of Seller shall be present during any entry by Purchaser or its representatives upon the Property for conducting its Due Diligence. Purchaser shall take all necessary actions to insure that neither it nor any of its representatives, representatives, agents, employees and contractors interfere with the tenants or ongoing operations occurring at the Property. Purchaser shall not cause or permit any mechanic liens, materialmen's liens or other liens to be filed against the Property as a result of it Due Diligence or other activities prior to Closing.

            (b) From and after the date of this Agreement through and including the Closing Date, Purchaser may communicate with tenants in the Property, provided that (i) Purchaser notifies Seller, not less than forty-eight (48) hours prior to each such proposed communication of the desired date and time of such communication and the names of the tenants with which it wishes to communicate, and Purchaser shall use its best efforts to consolidate its communications with tenants so that such communications will occur

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      consecutively on no more than one (1) day in any calendar week; (ii)
      Seller or an authorized representative of the Property Manager (and not Purchaser) shall contact the tenants to arrange each such communication giving due consideration to Purchaser's requested date and time; (iii) a representative of CB must participate in any such communications, at Seller's election; and (iv) each such communication shall be limited to a general discussion of that tenant's lease and shall specifically exclude the making of any proposals to amend, buy out, relocate, or otherwise deal with such tenant's lease. Purchaser shall specifically notify all existing or prospective tenants with whom it or any of its representatives communicates that Purchaser has no authority to speak for or otherwise bind Seller and that any proposal proffered by Purchaser with respect to the Property shall be contingent upon sale of the Property by Seller to Purchaser.

            (c) If prior to the Due Diligence Expiration Date, Purchaser becomes aware of any problem or defect in the Property or any other aspect of the Property which Purchaser in its sole discretion determines makes the Property unsuitable to Purchaser, Purchaser may (for any reason or no reason) terminate this Agreement by giving notice of termination to Seller on or before the Due Diligence Expiration Date. In the event of such termination, all of the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations to the other party, except for the Surviving Obligations. If Purchaser does not timely give notice of such termination, Purchaser shall be deemed to have waived the right to terminate provided for in this SECTION 3.2(c) and this Agreement shall continue in full force and effect. Notwithstanding the foregoing,
      (i) Purchaser shall have until the Environmental Due Diligence Expiration Date to determine, whether the environmental condition of the Property is acceptable to Purchaser in Purchaser's sole discretion, and (ii) if Purchaser does not terminate this Agreement by the Environmental Due Diligence Expiration Date, Purchaser shall be deemed to have accepted the environmental condition of the Property and Purchaser thereafter shall not be entitled to conduct environmental due diligence prior to the Due Diligence Expiration Date.

            (d) From the Due Diligence Expiration Date and until five (5) days prior to the Closing Date, Purchaser may give notice to Seller requesting termination of any or all of the Service Contracts which are noted on
      SCHEDULE 6.6 as being terminable upon notice by Seller. Seller will deliver notice to terminate such Service Contracts within three (3) business days following receipt of Purchaser's notice identifying the Service Contracts to be terminated. Purchaser agrees to and shall assume all Service Contracts not terminated prior to Closing (including each and every Services Contract as to which a termination notice was sent pursuant to the foregoing but for which the requisite notice period for termination of such Service Contract has not yet expired).

            (e) Purchaser shall have the right to conduct, at its sole cost and expense, any reasonable inspections, studies or tests appropriate in determining the condition of the Property, provided, however, Purchaser is not permitted to perform any intrusive testing, including, without limitation, a Phase II environmental assessment or boring, without first
      (i) submitting to Seller the scope and inspections for such testing; and
      (ii) obtaining the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed.

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            (f)   Purchaser agrees to indemnify, defend and hold Seller and its partners, trustees, beneficiaries, shareholders, members, managers, advisors and other agents and their respective partners, trustees, beneficiaries, employees, officers, directors and shareholders (the "INDEMNIFIED PARTIES") harmless from and against any and all claims, losses, damages, costs and expense (including, without limitation reasonable attorneys' fees and court costs) suffered or incurred by any of the Indemnified Parties as a result of or in connection with any activities of Purchaser (including activities of any of Purchaser's employees, consultants, contractors or other agents) relating to the Property, including, without limitation, mechanics' liens, damage to the Property, injury to persons or property resulting from such activities in connection therewith; except to the extent caused by the negligence or willful misconduct of any of the Indemnified Parties. In the event that the Property is disturbed or altered in any way as a result of such activities, Purchaser shall promptly restore the Property to its condition existing prior to the commencement of such activities which disturbed or altered the Property.

            (g) Furthermore, Purchaser agrees to maintain and cause any of its employees, representatives, agents and contractors conducting any Due Diligence to maintain and have in effect commercial general liability insurance on an occurrence basis, covering activities on or about the Property, including (i) all risk coverage; (ii) contractual liability (which includes, without limitation, coverage for the indemnity and hold harmless agreement set forth in SECTION 3.2(f)), against claims for bodily injury, personal injury (with employee and contractual exclusions deleted), property damage and death; (iii) waiver of subrogation; and (iv) combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and in the aggregate. Prior to entering the Property, Purchaser shall furnish Seller with certificates showing that all insurance is being maintained as required herein and endorsements naming Seller and its shareholders, officers, and directors as additional insureds under such policies. Each such certificate of insurance shall contain a provision that the coverage afforded under such policies will not be canceled or modified until at least thirty (30) days prior written notice has been given to Seller. If any such insurance policy expires before the termination of this Agreement, Seller shall be provided with renewal certificates or binders not less than thirty (30) days prior to such expiration together with evidence of the payment of premiums thereon. This SECTION 3.2(g) shall survive Closing or any termination of this Agreement.

            (h) Purchaser acknowledges and agrees that it shall have no right to review or inspect any of the following: (i) internal memoranda, correspondence, analyses, documents or reports prepared by or for Seller, its shareholders, Property Manager, CB, or their agents in connection with this Agreement, the sale of the Property, the acquisition of the Property by Seller (other than environmental, structural and other reports, if any, prepared by third parties relating to the physical condition of the Property); (ii) communications between Seller, its shareholders, Property Manager, CB, and/or their agents; (iii) appraisals, assessments or other valuations of the Property in the possession of Seller, its shareholders, Property Manager, CB, or their agents; (iv) offers or inquiries from third parties relating to the purchase of the Property; (v) organizational documents of Seller; (vi) personnel records of Seller; and (vii) communications or other internal memoranda,

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      correspondence, analyses, documents or reports that are subject to an attorney-client or other evidentiary privilege.

      3.3   TITLE AND SURVEY.

            (a) Within ten (10) days after the date of this Agreement, Seller shall obtain and deliver to Purchaser for Purchaser's review a commitment for extended coverage owner's policy of title insurance, on the Real Property issued by the Title Company, along with a copy of each instrument listed as an exception thereon (the "TITLE COMMITMENT"). Seller shall also obtain and deliver an as-built survey of the Property, certified to the Purchaser, Purchaser's assigns under this Agreement and the Title Company as of a date not earlier than thirty (30) days prior to the date of this Agreement, and reflecting all special exceptions on the Title Commitment and apparent improvements, utility lines, easements, encroachments and parking spaces (including handicap parking spaces) on the Property and containing Table A Optional Survey Responsibilities and Specifications 1, 2, 3, 4, 6, 7(a), (b)(1) and (2), (c), 8, 9, 10, 11, 12, 13, 14, 15 and 16
      (the "SURVEY"). Seller shall pay the costs relating to the Survey and the premium for a standard coverage owner's policy of title insurance. Purchaser shall pay all additional premiums associated with an extended coverage owner's policy of title insurance. Purchaser may obtain, at its sole cost and expense, any desired endorsements to the extent available.

            (b) Purchaser shall have until the later of the Due Diligence Expiration Date or the date which is ten (10) days after receipt of the last of (i) the Title Commitment, (ii) the Survey and (iii) all title exception documents (such date being referred to as the "TITLE AND SURVEY REVIEW DATE"), to examine the Title Commitment or Survey and make any objections thereto, said objections to be made by notice to Seller given on or before the Title and Survey Review Date. If Purchaser shall fail to give notice of its objection to any exception to the Title Commitment or any matter shown on the Survey on or before the Title and Survey Review Date, Purchaser shall be deemed to have accepted such exception to the Title Commitment and such matter shown on the Survey.

            (c) If the Title Company issues a supplemental Title Commitment, Purchaser shall have until the Due Diligence Expiration Date or the date which is five (5) days after receipt of the supplemental Title Commitment along with a copy of any document relating to matters shown therein (the "LATER DATE DEFECTS") and a revised Survey reflecting the Later Date Defects, whichever is later, but in no event later than the Closing Date (the "ADDITIONAL TITLE REVIEW DATE"), to object to Later Date Defects that were not shown on the Title Commitment (as previously updated), such objections to be made by notice to Seller given on or before the Additional Title Review Date. If Purchaser shall fail to give notice of its objection to any Later Date Defect on or before the Additional Title Review Date, Purchaser shall be deemed to have accepted such Later Date Defect. For the purpose of this Agreement, the following shall be permitted exceptions to title: all exceptions and matters approved by Purchaser, all exceptions and matters which Purchaser is deemed to have accepted, and all exceptions or matters caused by or through Purchaser (collectively, the "PERMITTED EXCEPTIONS")

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            (d)   If Purchaser gives timely notice of objection to any matter in the Title Commitment or Survey or any Later Date Defect (in each case other than a matter caused by or through Purchaser), by the respective deadline for giving such notice, then Seller shall have the right, but not the obligation, to cure (by removal or other action, including obtaining a endorsement reasonably acceptable to Purchaser) such objection on or before the Closing Date; provided, however, that Seller shall have the obligation to remove all monetary liens and other matters objected to by Purchaser which were caused by Seller's intentional actions after the date of this Agreement. If Seller gives notice to Purchaser that Seller will not cure or remove any such matter to which Purchase has timely objected, then Purchaser may, at any time within five (5) days of the giving of such notice by Seller, or prior to the Closing Date, whichever is earlier, give Seller notice of Purchaser's election to terminate this Agreement, in which event all of the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations to the other party except for the Surviving Obligations and except that Seller shall be deemed in default of this Agreement for failure to remove all monetary liens and other matters objected to by Purchaser which were caused by Seller's intentional actions after the date of this Agreement. If Purchaser shall fail to give such notice of termination within the time period prescribed in the preceding sentence, the Purchaser shall be deemed irrevocably to have elected to waive such objection and to have accepted such matter, in which event the matter shall be a Permitted Exception.

            (e) It shall be a condition precedent to Purchaser's obligation to proceed to Closing that the Title Company shall issue to Purchaser or be irrevocably committed to issue to Purchaser an extended coverage ALTA owner's form title policy (the "TITLE POLICY"), in the full amount of the Purchase Price, insuring that fee simple title to the Property is vested in Purchaser subject only to the Permitted Exceptions and including the following endorsements: 3.1 zoning, comprehensive, single tax lot, subdivision, survey, access, utility facility, contiguity, environmental lien, removal of creditors' rights and removal of arbitration clause. [Note: Checking with Chicago Title to confirm availability of all identified endorsements.]

      3.4   TENANT ESTOPPELS.

      It shall be a condition to Purchaser's obligation to purchase the Property that Seller shall have delivered to Purchaser estoppel certificates, dated not more than thirty (30) days prior to the Closing Date, that (a) are substantially in the form of EXHIBIT A attached hereto or (b) in substantially the form required under such tenant's lease, and that in either case are consistent with the economic terms applicable to the tenancy as described in the rent roll delivered to Purchaser as part of the Due Diligence items in SECTION 3.1, as follows: (1) estoppel certificates signed by the following tenants: (i) Home Depot, Circuit City, PetsMart and T.G.I. Friday's (the "CRITICAL TENANTS") and
(ii) other retail tenants that, together with the Critical Tenants, account for at least eighty-five percent (85%) of the rentable square footage of the Property currently occupied by tenants or subject to leases but not yet occupied by tenants other than the square footage of tenants whose leases may be terminated upon thirty days notice or by their terms expire prior to the Closing Date; and (2) estoppel certificates signed by Seller relating to all leases with tenants (other than tenants whose leases may be terminated upon thirty days notice) from

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which estoppel certificates are not obtained directly pursuant to clause (1)
above. Any estoppel certificate signed by Seller pursuant to clause (2) above may be given to Seller's knowledge (as defined in the first sentence of SECTION
6.13 hereof), and the last sentence of paragraph 4 thereof may state the Percentage Rent paid by the tenant for the calendar year ended December 31, 2002. Seller shall use commercially reasonable efforts to obtain an estoppel certificate from each tenant and to resolve any inconsistency or discrepancy between the estoppel certificate and (i) the economic terms applicable to the tenancy as set forth on the rent roll made available to Purchaser by Seller and
(ii) any landlord default alleged by the tenant.

      If Purchaser shall fail to give Seller notice, on or before the earlier of the Closing or the fifth (5th) business day after delivery of an estoppel certificate to Purchaser, that Purchaser believes such estoppel certificate does not satisfy the requirements of clause (a) or (b) of this Section (which notice of disapproval shall specify with particularity the reasons on which Purchaser bases its disapproval), Purchaser shall be conclusively deemed to have accepted such estoppel certificate. If the number of estoppel certificates specified above is not obtained on or before the Closing Date, then Purchaser may, as its only option and remedy, elect to either (x) waive such condition and consummate the transaction contemplated by this Agreement or (y) terminate this Agreement, in which event all of the Earnest Money shall be refunded to Purchaser and neither party shall have any further obligations to the other party except for the Surviving Obligations.

      3.5   BULK SALES.

      On or before Due Diligence Expiration Date, Seller shall file a Notice of Sale/Purchase of Business Assets with the Illinois Department of Revenue ("IDR") in connection with the requirements of the Illinois Income Tax Act, 35 ILCS 5/902(d) (the "ILLINOIS TAX ACT"). Purchaser agrees to provide such information regarding Purchaser as Seller may reasonably request to enable Seller to file such notice. If the IDR issues a certificate(s) requiring withholding under the Illinois Tax Act with respect to the Closing contemplated hereunder, then Purchaser shall be entitled to withhold the applicable required amounts (the "WITHHOLDING AMOUNTS") from the payment of the Purchase Price, which Withholding Amounts shall be deposited at Closing with the Escrow Company, as escrow agent, pursuant to escrow instructions reasonably acceptable to Seller and Purchaser that shall provide for the release of the Withholding Amounts (including, without limitation, all earnings thereon) to Seller upon the furnishing of a bulk sales stop order or other evidence that no further sums are required to be withheld by the IDR under the Illinois Tax Act. Seller and Purchaser shall reasonably cooperate in obtaining any such evidence and in causing the Withholding Amounts to be paid by the Escrow Company, as escrow agent, to Seller upon the furnishing of such evidence. The provisions of this Section shall survive the Closing.

4.    CLOSING; ADDITIONAL CONDITIONS; DELIVERIES.

      4.1   TIME, PLACE AND MANNER OF CLOSING.

      The closing of the transactions contemplated by this Agreement (the "CLOSING") shall be held on the Closing Date through an escrow at the offices of the Escrow Company.

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      4.2   CONDITION TO PARTIES' OBLIGATION TO CLOSE.

            (a) In addition to all other conditions set forth herein, the obligation of Seller, on the one hand, and Purchaser, on the other hand, to consummate the transaction contemplated hereunder shall be contingent upon the following:

                  (i) The other party's representations and warranties contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and the Closing Date;

                  (ii) As of the Closing Date, the other party shall have performed its obligations under this Agreement in all material respects and all deliveries to be made at Closing have been tendered; and

                  (iii) As of the Closing Date, there shall exist no pending action, suit or proceeding with respect to the other party before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transactions contemplated hereby.

            (b) In addition to all other conditions set forth herein, the obligation of Purchaser to consummate the transaction contemplated hereunder shall be contingent upon the physical condition of the Property being substantially the same on the Closing Date as it was on the Due Diligence Expiration Date, reasonable wear and tear and condemnation and casualty excepted.

      4.3   DELIVERIES.

      At Closing the following documents shall be delivered:

            (a) Seller shall deliver or cause to be delivered to Purchaser or the Escrow Company:

                  (i) a special warranty deed (the "DEED") to the Property in recordable form, duly executed by Seller and acknowledged and in substantially the same form as set forth in the attached EXHIBIT B, conveying to Purchaser title to the Real Property, subject to the Permitted Exceptions;

                  (ii) a bill of sale duly executed by Seller and in substantially the same form as set forth in the attached EXHIBIT C, conveying to Purchaser title to all Personal Property listed in
            SCHEDULE 4.3 that is owned by Seller and located at the Real
            Property;

                  (iii) an assignment to Purchaser of the Leases duly executed by Seller and in substantially the same form as set forth in the attached EXHIBIT D (the "ASSIGNMENT OF LEASES");

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                  (iv)    an assignment to Purchaser of the Service Contracts
            and other third party contracts being assumed as provided in this Agreement, and all licenses, warranties, guarantees, permits and other Intangible Property affecting the Property duly executed by Seller and in substantially the same form as set forth in the attached EXHIBIT E (the "ASSIGNMENT OF CONTRACTS");

                  (v)     a non-foreign transferor certification pursuant to
            Section 1445 of the Internal Revenue Code and any similar provisions of applicable state law, in substantially the same form as set forth on the attached EXHIBIT F (the "AFFIDAVIT");

                  (vi)    the Leases;

                  (vii) keys to the Property in Seller's or Property Manager's possession or control;

                  (viii)  a lien waiver from Colliers Bennett & Kahnweiler;

                  (ix)    a certificate of Seller substantially in the form of
            EXHIBIT I attached hereto;

                  (x) such other documents as shall reasonably be required by the Escrow Company to close the transaction set forth in this Agreement and issue the Title Policy, including without limitation evidence of the authority of the person or persons who are executing the various documents on behalf of Seller in connection with this Agreement; and

                  (xi) such other documents as shall reasonably be requested by Purchaser and which are not in conflict with the terms of this Agreement.

            (b) Purchaser shall deliver or cause to be delivered to Seller or the Escrow Company:

                  (i)     the Cash Balance, by wire transfer, as provided in
            SECTION 2.2 hereof;

                  (ii)    the Assignment of Leases duly executed by Purchaser;

                  (iii) the Assignment of Contracts duly executed by Purchaser;

                  (iv) such other documents as shall reasonably be required by the Escrow Company in order to close the transaction set forth in this Agreement and issue the Title Policy, including without limitation evidence of the status and capacity of Purchaser and the authority of the person or persons who are executing the various documents on behalf of Purchaser in connection with this Agreement;

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                  (v)     a certificate of Purchaser substantially in the form
            of EXHIBIT J attached hereto; and

                  (vi) such other documents as shall reasonably be requested by Seller and which are not in conflict with the terms of this Agreement.

            (c)   Seller and Purchaser shall jointly deliver to the Escrow
      Company:

                  (i)     a closing statement;

                  (ii) all transfer declarations or similar documentation required by law;

                  (iii) letters to the tenants of the Property in the form of attached EXHIBIT G; and

                  (iv) notices in substantially the form attached as EXHIBIT H to the other party to each Service Contract assumed by Purchaser pursuant to this Agreement.

      4.4   PERMITTED TERMINATION.

      So long as a party is not in default hereunder, if any condition to such party's obligation to proceed with the Closing has not been satisfied or waived (other than due to the intentional act of the party for whose benefit such condition exists) as of the Closing Date or such earlier date as provided herein, such party may, in its sole discretion, terminate this Agreement by giving notice of termination to the other party before the Closing Date, or elect to close, notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived such condition. In the event Purchaser or Seller terminates this Agreement pursuant to the provisions of this
SECTION 4.4, the Earnest Money shall be refunded to Purchaser and neither party shall have any further obligations to the other party except for the Surviving Obligations.

5.    PRORATIONS.

      All items of income and expense attributable to the Property shall be paid, prorated or adjusted as of the close of business on the day prior to the Closing Date (the "PRORATION DATE") in the following manner:

      5.1   POST-CLOSING TENANT CONTRIBUTIONS AND SECURITY DEPOSITS.

      Purchaser shall receive a credit against the Purchase Price for (i) the amount of all expense contributions, real estate tax contributions, and other contributions or reimbursements actually received by Seller from tenants ("TENANT CONTRIBUTIONS") to the extent the aggregate amount of such Tenant Contributions exceeds the aggregate amount actually disbursed by Seller in payment of expenses with respect to periods prior to the Closing Date for which such Tenant Contributions were made, and (iii) all other rents, if any, actually received by Seller and attributable to any period on or after the Closing Date, and (iv) all unapplied cash security deposits, if any, actually held by Seller and which were made by tenants under Leases of the Real Property in effect as of the Closing Date.

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      5.2   PRORATIONS FOR CLOSING MONTH.

      All rents (excluding Tenant Contributions) attributable to the month of Closing shall be prorated between Purchaser and Seller based upon their respective days of ownership for such month in which the Closing occurs; provided that neither Purchaser nor Seller shall receive credit at Closing for any payments of rent, due but not paid, as of the Proration Date, except as specifically provided in this SECTION 5. All prorations under this SECTION 5.2 and SECTION 5.1 shall be final and not subject to any reproration, reconciliation or other adjustment.

      5.3   PERCENTAGE RENT.

      Percentage rent shall not be prorated at Closing. Rather percentage rent shall be prorated immediately after the receipt of any percentage rent payments made by the respective tenants. Any amounts due to Seller shall be remitted to Seller within five (5) business days after the end of each month in which Purchaser receives such payment. The percentage rent shall be prorated between Purchaser and Seller utilizing the percentage rent payable for such lease year based upon their respective days of ownership of the Property for the year in which the Closing occurs (e.g. percentage rent paid by tenant x number of days up to and including Proration Date/365 or 366).

      5.4   ORDER OF APPLICATION.

      At Closing, Seller shall not receive a credit for any unpaid Tenant Contributions or rent receivables. Any amounts received from tenants after Closing shall be applied on a tenant-by-tenant basis in the following order: (i) first, to amounts owed by such tenant for the month in which Closing occurs,
(ii) second, to any amounts owed by such tenant to Purchaser for the period after the month in which Closing occurs and through the month in which such payment is received, and (iii) third, to any amounts owed by such tenant to Seller for the period prior to the month in which Closing occurs. Any money due to Seller or Purchaser shall be remitted to such party within five (5) business days after the end of each month in which such money is received. Seller retains the right to pursue its remedies against tenants after Closing for any delinquent payments or other amounts owed to Seller; provided, however, that Seller shall not exercise any such rights or remedies unless such delinquent Tenant Contributions or rents have not been collected by Purchaser and paid to Seller within forty five (45) days after the Closing Date and Seller shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction or otherwise affecting possession of the Property by such tenant.

      5.5   OPERATING EXPENSES.

      Seller shall receive a credit for any and all prepaid operating expenses (but excluding real estate taxes which shall be prorated pursuant to SECTION 5.6 below), including, without limitation, permit fees, license fees, membership dues, assessments, governmental charges and any other prepaid expenses, if any attributable to the month or other period in which Closing occurs, or any subsequent period thereto, prorated based upon the respective days of ownership of the Property by Seller and Purchaser, during the period to which such expenses relate, utilizing the actual expenses or reasonable estimates for such periods.

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      5.6   REAL ESTATE TAXES.

      Real estate taxes due in the year in which Closing occurs shall (regardless of when such taxes actually accrued) be prorated between Seller and Purchaser based upon the actual days of ownership of the Real Property by the parties for the year in which Closing occurs utilizing the most recent ascertainable tax bills.

            (a) The proration in this SECTION 5.6 shall be final and not subject to any reproration, reconciliation or other adjustment between Purchaser and Seller and no other real estate taxes, assessments, governmental charges shall be prorated, reconciled or otherwise adjusted between Purchaser and Seller. Purchaser shall be responsible for and cause to be timely paid in full any and all real estate taxes, assessments, governmental charges which are due or payable subsequent to the Closing Date, notwithstanding that such taxes may have accrued with respect to the calendar year in which Closing occurs (including portions of that year prior to the Closing Date).

            (b) Seller shall retain all rights with respect to any refund of taxes attributable to taxes due prior to the Proration Date, if any, except to the extent such amounts are required to be refunded to tenants under the terms of any Leases. If Purchaser receives any refund owing to Seller under this Section, Purchaser shall pay to Seller, in current funds, an amount equal to such refund within thirty (30) days after the date Purchaser receives such refund. Without limiting the generality of the foregoing, if any such refund owing to Seller is effected by reduction of any taxes due prior to the Proration Date, then Purchaser shall pay to Seller, in current funds, an amount equal to such refund, within thirty
      (30) days after the date Purchaser first receives the credit for said reduction.

      5.7   UTILITIES.

      Except for utilities billed directly to Tenants, utilities shall be prorated as of the Proration Date based upon either meter readings on the Proration Date or the prior month's actual invoices.

      5.8   LEASING COSTS.

      Buyer shall receive a credit at closing of up to $174,000 ("LEASING CREDIT") which consists of: (a) the estimated cost of dividing an existing space currently consisting of 9,348 rentable square feet into four separate spaces (as contemplated by the Leasing Status Report) ("DEMISING COSTS"), up to an aggregate maximum of $75,000, and (b) all leasing commissions, space planning and legal costs or other tenant incentives relating to new leases at the Property or the renewal of existing leases at the Property ("LEASING COSTS"), up to an aggregate amount not to exceed $99,000. To the extent that the Demising Costs are estimated to be less that $75,000 due to the configuration of tenant spaces leased between the date of this agreement and the Closing Date, then the Leasing Credit shall be reduced by the difference. To the extent that Seller has paid Leasing Costs for new or renewal leases entered into between the date of this agreement and the Closing Date, then the Leasing Credit shall be reduced by those costs.

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      5.9   INSURANCE POLICIES AND PROPERTY MANAGEMENT AGREEMENTS.

      All insurance policies and property management agreements shall be terminated as of the Closing Date and there shall be no proration with respect to these items.

      5.10  OTHER PRORATION MATTERS.

      All other items which are customarily prorated in transactions similar to the transaction contemplated hereby and which were not otherwise dealt with above, will be prorated as of the Proration Date. In the event any prorations or computations made under this Section are based on estimates or prove to be incorrect, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the party from whom it is entitled to such adjustment within one hundred twenty days (120) after the end of the calendar year in which the Closing takes place. Purchaser shall indemnify and hold Seller harmless from and against any and all claims and costs (i) in connection with Purchaser's assumption of responsibility for real estate taxes, Leasing Costs and other items, if any, as provided in SECTIONS 5.6 AND 5.8, (ii) in connection with all obligations under third party contracts assumed by Purchaser as provided by SECTION 3.2(d); and (iii) for which Purchaser received credits pursuant to this SECTION 5.

      5.11  SURVIVAL.

      This SECTION 5 shall survive Closing.

6.    SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

      Seller represents, warrants and covenants to Purchaser as follows:

      6.1   POWER.

      Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein and to consummate the transactions contemplated by this Agreement.

      6.2   REQUISITE ACTION.

      All requisite action has been taken by Seller to authorize Seller to enter into this Agreement and the instruments referenced herein and to consummate the transactions contemplated hereby. No consent of any partner, shareholder, member, creditor, investor, judicial or administrative body, authority or other party is required which has not been obtained to permit Seller to enter into this Agreement and consummate the transaction contemplated hereby.

      6.3   AUTHORITY.

      The individuals executing this Agreement and the instruments referenced in this Agreement on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof.

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      6.4   CONFLICTS.

      None of the execution and delivery of this Agreement and documents referenced herein, the incurrence of the obligations set forth herein, the consummation of the transactions contemplated or referenced herein conflicts with or results in the material breach of any terms, conditions or provisions of or constitutes a default under, any bond, note, or other evidence of indebtedness or any contract, lease or other agreements or instruments to which Seller is a party and which default could reasonably affect the business or operations of the Property or the consummation of the transactions contemplated by this Agreement.

      6.5   LEASES.

      Attached hereto as SCHEDULE 6.5 is a complete list of the leases, occupancy agreements and amendments thereto relating to the Property, which shall be updated by Seller prior to Closing, if necessary. There have been no amendments or modifications to such leases other than as disclosed on SCHEDULE 6.5, and to Seller's knowledge, each lease is in full force and effect, and no tenant or lease guarantor is in default (or would be in default but for application of any security deposit) thereunder (except for defaults less than 20 days old in the payment of rent by tenants other than Critical Tenants, which defaults have been disclosed by Seller to Purchaser). Seller has received no notice from a tenant alleging a default by Seller which remains uncured. None of the leases grants any tenant the right to purchase the Property.

      6.6   SERVICE CONTRACTS.

      Attached hereto as SCHEDULE 6.6 is, to Seller's knowledge, a complete and accurate list of the service contracts, equipment leases and other agreements relating to the Property which shall be updated by Seller prior to Closing, if necessary.

      6.7   VIOLATION NOTICES.

      Seller has not received any written notice of any uncorrected violation of any applicable building, use, occupancy, safety, fire, zoning or land use laws with respect to the Property or the present use or operation thereof, and to Seller's knowledge, no such violations exist at the Property.

      6.8   LITIGATION.

      Except as set forth on SCHEDULE 6.8 and except for matters covered by insurance, there is no action, suit or proceeding served upon Seller, nor to the best of Seller's knowledge, pending or threatened against Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of Seller to carry out the transactions contemplated by this Agreement. SCHEDULE 6.8 shall be updated by Seller prior to Closing, if necessary.

      6.9   LEASE BROKERAGE.

      Seller has not entered into any agreements to pay commissions or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property other than as disclosed in the Leases or on SCHEDULE 6.9.

      6.10  ENVIRONMENTAL MATTERS.

      Except as disclosed in the Due Diligence items delivered or made available to Purchaser, to Seller's knowledge:

            (a) Seller has not received written notice of any threatened actions or proceedings by any governmental entity or any other party regarding the disposal or presence of Hazardous Materials at the Property or regarding any violation of Environmental Laws at the Property.

            (b) Seller has not placed, used, generated, stored, or disposed of on or under the Property, or transported to or from it, any Hazardous Material except in the ordinary and normal course of business and in compliance with Environmental Laws.

      6.11  LICENSES AND PERMITS.

      Neither Seller nor Property Manager has received written notice of any intention on the part of the issuing authority to cancel, suspend or modify any material license or permit presently issued to Seller as owner of the Property with respect to the occupancy, operation, maintenance and ownership of the Property or to take any action or institute any proceeding to effect such cancellation, suspension or modification.

      6.12  EMPLOYMENT.

      There are no persons employed by Seller at or used in the operation of the Property.

      6.13  LIMITATIONS ON SELLER'S REPRESENTATIONS AND WARRANTIES.

      As used in this SECTION 6, the term "to Seller's knowledge" "actual knowledge" or "best of Sellers knowledge" shall mean and apply to the actual knowledge of Paul C. Chapman, without any investigation or inquiry of any kind, and shall not include constructive, imputed or inquiry knowledge and shall not mean such individuals are charged with knowledge of the acts, omissions and/or knowledge of Seller's agents or employees or any other person or entity, including, without limitation, any other principal or employee of CB. Seller hereby represents that Paul C. Chapman, as Managing Director of CB and Executive Vice President of Seller, is responsible for the asset management of the Property. Seller further represents that CB is the investment manager of Seller with respect to the Property. Seller will request and will use reasonable efforts to cause its Property Manager to sign and deliver to Purchaser a certificate stating that, to such Property Manager's knowledge, the representations and warranties in SECTION 6 of this Agreement are true in all material respects; provided that (i) any failure of the Property Manager to provide such certificate shall not be deemed a breach of this Agreement or failure of a

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condition to Purchaser's obligations under this Agreement and (ii) Property
Manager shall have no liability to Purchaser under such certificate or this Agreement.

      Notwithstanding anything contained in this Agreement to the contrary, Seller shall have no liability for breaches of any representations, warranties and certifications which are made by Seller in this Agreement or in any of the documents or instruments required to be delivered by Seller in connection with this Agreement if Purchaser, its officers, employees, shareholders, members, partners, or agents had actual knowledge of such breach by Seller at Closing and Purchaser shall not have the right to bring any lawsuit or other legal action against Seller, nor pursue any other remedies against Seller, as a result of the breach of such Representation caused thereby, but Purchaser's sole right shall be to terminate this Agreement in which event, the Earnest Money shall be returned to Purchaser and neither party shall have any further rights or obligations hereunder, except for the Surviving Obligations.

      The representations and warranties set forth in this SECTION 6, in the certificate of Seller described in SECTION 4.3(a)(ix) and in any Seller estoppel delivered pursuant to SECTION 3.4 shall survive Closing, and shall be deemed Surviving Obligations but will expire, and Purchaser shall have deemed to have waived any claim thereunder, except to the extent Purchaser has filed suit on such claim prior to the date which is (9) months after the Closing Date. The terms of this SECTION 6 shall survive Closing of this Agreement to the extent provided in the preceding sentence.

7.    PURCHASE AS-IS.

      EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN SECTION 6 OF THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES WITH SELLER THAT PURCHASER IS PURCHASING THE PROPERTY IN ITS "AS-IS, WHERE IS" CONDITION "WITH ALL FAULTS" AS OF THE CLOSING DATE AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, AS TO ITS CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR ANY OTHER WARRANTY OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF SELLER.

      EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN SECTION 6 OF THIS AGREEMENT, SELLER SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING
(A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, STRUCTURAL INTEGRITY, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT, INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE PROPERTY; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF

THE PROPERTY; (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; (H) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY OR ANY OTHER ENVIRONMENTAL MATTER OR CONDITION OF THE PROPERTY; OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY.

      PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN SECTION 6 OF THIS AGREEMENT, ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATION OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON EXCEPT FOR THE EXPRESS REPRESENTATIONS SET FORTH IN SECTION 6 OF THIS AGREEMENT.

      PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS A SOPHISTICATED AND EXPERIENCED PURCHASER OF PROPERTIES SUCH AS THE PROPERTY AND HAS BEEN DULY REPRESENTED BY COUNSEL IN CONNECTION WITH THE NEGOTIATION OF THIS AGREEMENT, AND SELLER HAS MADE NO AGREEMENT TO ALTER, REPAIR OR IMPROVE ANY OF THE PROPERTY.

      7.1   WAIVER OF CONTRIBUTION AND DISCLAIMER CONCERNING PERCHLOROETHYLENE.

      Purchaser acknowledges that Seller has advised Purchaser of the possible use or presence of perchloroethylene and other chlorinated solvents in or on the Property. Purchaser further acknowledges that it has been provided the opportunity to conduct a Phase II environmental study regarding the Property and either (i) has conducted a Phase II environmental study and is satisfied with the findings of the study or (ii) has determined that a Phase II environmental study is not necessary. Without limiting the generality of the preceding Section, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE USE, PRESENCE, ABSENCE OR EFFECT OF PERCHLOROETHYLENE IN OR ON THE PROPERTY, INCLUDING BUT NOT LIMITED TO VIOLATION OR COMPLIANCE OR NONCOMPLIANCE WITH ENVIRONMENTAL, HEALTH, SAFETY OR OTHER LAWS, RULES, REGULATIONS, ORDINANCES OR ORDERS OF THE UNITED STATES OR ANY AGENCY OR DEPARTMENT THEREOF OR OF ANY STATE, LOCAL OR OTHER POLITICAL SUBDIVISION THEREOF OR ANY AGENCY OR DEPARTMENT OR OTHER BODY ORGANIZED UNDER ANY OF THE FOREGOING. PURCHASER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR RESPONSIBILITY TO TAKE OR FOR FAILURE TO TAKE ANY ACTION TO COMPLY WITH SUCH LAWS, RULES,

REGULATIONS, ORDINANCES OR ORDERS, SHALL HAVE NO LIABILITY TO PURCHASER FOR CLAIMS OR CAUSES OF ACTION ASSERTED BY THIRD PARTIES AGAINST PURCHASER IN ANY WAY ARISING OUT OF OR RELATING TO THE USE OR PRESENCE OF PERCHLOROETHYLENE AND OTHER CHLORINATED SOLVENTS IN OR ON THE PROPERTY PRIOR TO, ON OR AFTER THE CLOSING DATE, AND PURCHASER HEREBY AGREES TO DEFEND AND INDEMNIFY SELLER AND CB, THEIR RESPECTIVE PARTNERS, TRUSTEES, BENEFICIARIES, SHAREHOLDERS, MEMBERS, MANAGERS, ADVISORS AND OTHER AGENTS AND THEIR RESPECTIVE PARTNERS, TRUSTEES, BENEFICIARIES, EMPLOYEES, OFFICERS, DIRECTORS AND SHAREHOLDERS AGAINST ANY CLAIMS OR CAUSES OF ACTION ASSERTED BY THIRD PARTIES AGAINST SELLER IN ANY WAY ARISING OUT OF OR RELATING TO THE USE OR PRESENCE OF PERCHLOROETHYLENE AND OTHER CHLORINATED SOLVENTS IN OR ON THE PROPERTY PRIOR TO, ON OR AFTER THE CLOSING DATE. The terms and provisions of this SECTION 7.1 are in addition to and not in derogation of the other terms and provisions of this Agreement.

      This SECTION 7 shall survive termination or Closing of this Agreement.

8.    PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

      Purchaser hereby represents, warrants and covenants to Seller as follows:

      8.1   POWER.

      Purchaser has the legal power, right and authority to enter into this Agreement and the instruments referenced herein and to consummate the transactions contemplated hereby.

      8.2   REQUISITE ACTION.

      All requisite action (corporate, trust, partnership or otherwise) has been taken by Purchaser to authorize Purchaser to enter into this Agreement and the instruments referenced herein and to consummate the transactions contemplated hereby. No consent of any partner, shareholder, member, creditor, investor, judicial or administrative body, authority or other party is required which has not been obtained to permit Purchaser to enter into this Agreement and consummate the transaction contemplated hereby.

      8.3   AUTHORITY.

      The individuals executing this Agreement and the instruments referenced herein on behalf of Purchaser have the legal power, right and actual authority to bind Purchaser to the terms and conditions hereof and thereof.

      8.4   CONFLICTS.

      Neither the execution and delivery of this Agreement and documents referenced herein, nor the incurrence of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor referenced herein conflict with or result in the material breach of any terms, conditions or provisions of or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, lease or other agreements or instruments to which Purchaser is a party which could reasonably affect the consummation of the transactions contemplated by this Agreement.

      8.5   LITIGATION.

      There is no action, suit or proceeding served upon Purchaser, nor to the best of Purchaser's knowledge, pending or threatened against Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of Purchaser to carry out the transactions contemplated by this Agreement.

      8.6   ERISA.

      Purchaser is not using assets that would be subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975(c)(1)(A) through (D) of the Internal Revenue Code of 1986, as amended ("Code"), to purchase the Property.

      8.7   SURVIVAL OF PURCHASER'S WARRANTIES.

      The warranties, representations and indemnities set forth in this SECTION 8 shall be deemed remade as of Closing and shall survive termination or Closing of this Agreement.

9.    CLOSING COSTS.

      Seller shall pay the following expenses: (i) one-half of all escrow fees;
(ii) Seller's legal fees and expenses; (iii) the state and county real estate transfer taxes; (iv) the title insurance premium for an standard coverage owner's title insurance policy; (v) the costs to obtain the Survey; and (vi) the recording fees for items clearing Seller's title. Purchaser shall pay the following expenses: (a) one-half of all escrow fees; (b) Purchaser's legal fees and expenses; (c) all local transfer taxes, if any; (d) all title insurance premiums (to the extent they exceed the premium that would be payable for a standard coverage owner's policy of title insurance) and any endorsements to the Title Policy; (e) all recording fees except those recording fees for items clearing Seller's title; (f) all costs and expenses incurred in connection with the transfer of any transferable permits, warranties or licenses in connection with the ownership or operation of the Property; and (g) all costs and expenses associated with Purchaser's financing, if any. All transfer and use taxes, if any, arising from the transfer of any personal property shall be paid in accordance with applicable law. The provisions of this SECTION 9 shall survive termination or Closing of this Agreement.

10.   COMMISSIONS.

      Seller shall be solely responsible for the payment of the commission to Colliers Bennett & Kahnweiler. Seller and Purchaser each warrant and represent to the other that (other than Colliers Bennett & Kahnweiler) neither has had any dealings with any broker, agent, or finder relating to the sale of the Property or the transactions contemplated hereby, and each agrees to indemnify and hold the other harmless against any claim for brokerage commissions, compensation or fees by any broker, agent, or finder in connection the sale of the Property or the transactions contemplated hereby resulting from the acts of the indemnifying party. The provisions of this SECTION 10 shall survive Closing.

11.   POSSESSION.

      Subject to existing tenancies and all other occupancies permitted under this Agreement, Purchaser shall be entitled to possession of the Property on Closing.

12.   ATTORNEYS' FEES AND COSTS.

      In the event suit or action is instituted to interpret or enforce the terms of this Agreement, or in connection with any arbitration or mediation of any dispute, the prevailing party shall be entitled to recover from the other party such sum as the court, arbitrator or mediator may adjudge reasonable as such party's costs and attorney's fees, including such costs and fees as are incurred in any trial, on any appeal, in any bankruptcy proceeding (including the adjudication of issues peculiar to bankruptcy law) and in any petition for review. Each party shall also have the right to recover its reasonable costs and attorney's fees incurred in collecting any sum or debt owed to it by the other party, with or without litigation, if such sum or debt is not paid within fifteen (15) days following written demand therefor.

13.   NOTICES.

      All notices, demands, deliveries and communications (a "NOTICE") under this Agreement shall be in writing and shall be delivered or sent by: (i) first class, registered or certified mail, postage prepaid, return receipt requested,
(ii) nationally recognized overnight carrier, or (iii) facsimile (provided the original Notice is also sent via a nationally recognized overnight carrier on the next business day) and shall be addressed to the address of the party set forth below with copies to the parties designated below or to such other address as either party may designate by Notice pursuant to this Section. Any Notice transmitted in the manner described above shall be deemed given when personally delivered, upon receipt of facsimile transmission, upon delivery by the designated carrier, or on the third (3rd) business day after mailing, whichever occurs first.

      Seller:             75TH AND LYMAN CORPORATION
                          c/o CB Richard Ellis Investors
                          601 108th Avenue, N.E. #1900
                          Bellevue, WA 98004
                          Attention: Paul Chapman
                          Facsimile no. (425-943-6801)

      With copy to:       Heller Ehrman White & McAuliffe LLP
                          701 Fifth Avenue, Suite 6100
                          Seattle, WA 98104-7098
                          Attention: Donald E. Percival
                          Facsimile no. (206) 447-0849

      Purchaser:          Inland Retail Real Estate Trust, Inc.
                          2901 Butterfield Road
                          Oak Brook, IL. 60523
                          Attn: G. Joseph Cosenza, Authorized Representative
                          Telephone: (630) 218-4948
                          Facsimile: (630) 218-49

14.   FIRE OR OTHER CASUALTY; CONDEMNATION.

      14.1  CASUALTY.

      If the Property or any part thereof is damaged by fire or other casualty prior to the Closing Date which would cost in excess of $300,000 to repair (as determined by an insurance adjuster selected by the insurance carriers), Purchaser may terminate this Agreement by notice to Seller given on or before the earlier of (i) ten (10) days following Purchaser's receipt of notice of such casualty stating the estimated cost of such repair or (ii) the Closing Date (the "CASUALTY ELECTION DATE"). In the event of such termination, this Agreement shall be of no further force and effect and, except for the Surviving Obligations, neither party shall thereafter have any further obligation under this Agreement, and Seller shall direct the Escrow Company to promptly return all Earnest Money to Purchaser. If Purchaser does not elect to terminate this Agreement or the cost of repair is determined by said adjuster to be less than $300,000, then the Closing shall take place as herein provided without abatement of the Purchase Price, and Seller shall assign and transfer to Purchaser on the Closing Date, without warranty or recourse, all of Seller's right, title and interest to the balance of insurance proceeds paid or payable to Seller on account of such fire or casualty remaining after reimbursement to Seller for the total amount of all costs and expenses incurred by Seller in connection therewith including but not limited to making emergency repairs, securing the Property and complying with applicable governmental requirements. Seller shall pay to Purchaser (a) the amount of the deductible of any of Seller's applicable insurance policies and, if Seller and Purchaser are required to proceed with the purchase because repair costs do not exceed $300,000, the amount by which the cost of the repairs exceeds the sum of (1) the insurance proceeds received by Purchaser and (2) the payment made by Seller to Purchaser pursuant to clause (a) of this sentence.

      14.2  EMINENT DOMAIN.

      If any portion of the Property exceeding $300,000 in value is taken in eminent domain proceedings prior to Closing, Purchaser may terminate this Agreement by notice to Seller given on or before the earlier of (i) ten (10) days after Seller gives notice, or Purchaser otherwise learns, of such taking or
(ii) the Closing Date (the "CONDEMNATION ELECTION DATE"), and, in the event of such termination, this Agreement shall be of no further force and effect and, except for the Surviving Obligations, neither party shall thereafter have any further obligation under this Agreement, and Seller shall direct the Escrow Company to promptly return all Earnest Money to Purchaser. If Purchaser does not so elect to terminate or if the portion of Property affected by the taking us less than $300,000 in value, then the Closing shall take place as herein provided without abatement of the Purchase Price, and Seller shall deliver or assign to Purchaser on the Closing

Date, without warranty or recourse, all of Seller's right, title and interest in and to all condemnation awards paid or payable to Seller.

15.   OPERATIONS AFTER DATE OF THIS AGREEMENT.

      Seller covenants and agrees with Purchaser as follows:

            (a) After the date of this Agreement through the Closing, Seller will (except as specifically provided to the contrary herein):

                  (i) Refrain from transferring any of the Property (except personal property in the ordinary course of business) or creating on the Property any easements, liens, mortgages, encumbrances, or other interests which will survive Closing (other than mechanic's, materialman's, broker's or similar liens, provided that the same shall be subject to Purchaser's title review contingency in SECTION 3.3) or causing any changes to the zoning classification of the Real Property;

                  (ii) Refrain from entering into or amending any contracts, or other agreements regarding the Property (other than contracts in the ordinary and usual course of business and which are cancelable by the owner of the Property without penalty within thirty (30) days after giving notice thereof);

                  (iii) Continue to operate, maintain, and repair (except for damage caused by fire or other casualty provided in SECTION 14) the Property in a manner consistent with Seller's current practices;

                  (iv) Comply with the terms of the Leases and any licenses and permits relating to the Property;

                  (v) Deliver to Purchaser copies of all leases entered into after the date hereof and copies of all Proposals (as defined in SECTION 15(b) below) with respect to which no lease has been executed and which has not expired or been withdrawn, except as provided otherwise in SECTION 15(b) below; and

                  (vi) Maintain fire and extended coverage insurance on the Property that is at least equivalent in all material respects to the insurance policies covering the Properties as of the date of this Agreement, with limits of coverage not less than the Purchase Price.

            (b) After the date of this Agreement and before the fifth (5th) business day prior to the Due Diligence Expiration Date (the "NOTICE DATE"), Seller, in its sole discretion, and without Purchaser's consent, shall have the right to amend, modify, expand, terminate or renew any existing Lease or enter into any new Lease it deems advisable. Seller shall provide Purchaser with an executed copy of any such amendment, modification, expansion or renewal or new Lease. After the Notice Date through the Closing, Seller will, except as specifically provided to the contrary herein, refrain from (i) amending or canceling any Leases of any portion of the Property without Purchaser's consent, which consent may be withheld in Purchaser's sole discretion; or
      (ii) executing any new leases without Purchaser's consent, which consent may be withheld in Purchaser's sole discretion. After the Notice Date, Purchaser shall have five (5) business days from its receipt of a Proposal to give notice to Seller of its approval or rejection of any such Proposal. If no such notice is given to Seller within such period then Purchaser shall be deemed to have approved and consented to such Proposal. If Purchaser shall give Seller notice of Purchaser's disapproval of a Proposal within such period, then except as specifically provided in the last sentence of this paragraph, Seller shall not enter into the lease contemplated by such Proposal after the Notice Date. As used herein, "PROPOSAL" shall mean a description of the economic terms of any proposed new lease, lease amendment, modification, expansion, termination or renewal (other than those already contemplated by then-existing Leases) or cancellation along with any pertinent financial information on the tenant in Seller's possession. Notwithstanding the foregoing, Purchaser's consent shall not be required to enforce or comply with any provisions of an existing Lease, including without limitation, termination or eviction of a tenant upon default. Seller shall have the right to execute lease documents evidencing a Proposal approved or deemed approved by Purchaser. Purchaser approves the financial terms and tenants listed on the Leasing Status Report and attached hereto as SCHEDULE 15 (the "LEASING STATUS REPORT"), and hereby consents to Seller's entering into Leases on the financial terms listed on the Leasing Status Report and such other terms as are substantially similar to those contained in such standard lease form of Seller as may be approved by Purchaser, which approval shall not be unreasonably withheld, conditioned or delayed.

            (c) Until the Due Diligence Expiration Date, Seller may engage in or conduct negotiations for back up offers which are contingent on the termination of this Agreement. From the Due Diligence Expiration Date until the Closing Date or earlier termination of the Agreement, Seller agrees not to engage in or conduct negotiations for the sale of the Property.

16.   ASSIGNMENT.

      Purchaser shall not assign this Agreement without Seller's prior written consent which consent may be withheld or conditioned for any reason or no reason. For purposes of this Section, any transfer, whether occurring directly or through one or more other entities, on or before the Closing Date, of more than fifty percent (50%) of the equity or voting interests in Purchaser, whether in a single transaction or series of transactions, shall be deemed to constitute an assignment of Purchaser's rights under this Agreement. Notwithstanding the foregoing, Purchaser may, without Seller's consent, assign Purchaser's rights under this Agreement to an entity all of the interests in which are wholly owned, directly or indirectly, by Purchaser or Inland Real Estate Corporation, a Maryland corporation; provided, however, that such assignment shall not relieve Purchaser of its obligations hereunder and Purchaser shall unconditionally guaranty the obligations of such assignee under any document delivered by such assignee as successor to Purchaser, at Closing.

      Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors, assigns, heirs, and devisees of the parties. No assignment hereunder, whether consented to or not, shall be deemed to relieve the assigning party from any liability or obligation under this Agreement and the assigning party and assignee shall remain jointly and severally liable for all of the assigning party's liabilities and obligations under this Agreement. Any assignee shall be deemed to have made all representation and warranties made by Purchaser hereunder, as if the assignee were the original signatory thereto. The giving of consent to any assignment hereunder shall not release any party from obtaining consent to any other assignment hereunder.

17.   REMEDIES.

      17.1  PURCHASER'S REMEDIES.

            (a) In the event of the breach of any representation or warranty by Seller prior to Closing, or if Seller shall fail to perform any covenant of Seller hereunder or to consummate the transaction contemplated by this Agreement and such breach or failure is not a result of Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser, in the case where such breach or failure is based upon a breach by Seller ("SELLER'S DEFAULT"), shall be entitled at its election to: (i) seek specific performance of Seller's obligation to consummate the transaction contemplated by this Agreement, (ii) terminate this Agreement by giving notice of termination to Seller, in which event all of the Earnest Money shall be refunded to Purchaser and neither party shall have any further obligations to the other party except for the Surviving Obligations; or (iii) seek damages in an amount not to exceed Three Hundred Thousand Dollars ($300,000) in the aggregate under the Purchase Documents. In no event shall Seller be liable to Purchaser for any punitive, speculative or consequential damages. Except as set forth in this SECTION 17 or in SECTION 19, nothing contained herein shall limit any right of Purchaser to pursue and recover a claim with respect to any Surviving Obligation or indemnification under this Agreement.

            (b) Purchaser shall (i) give notice to Seller of Purchaser's election to seek the remedy of specific performance on or before the date that is forty five (45) days after the date of a Seller's Default and (ii) institute proceedings seeking such remedy on or before the date that is thirty (30) days after the date of Purchaser's notice. Purchaser shall be deemed to have waived its election to seek the remedy of specific performance if purchaser does not (x) give notice to Seller of such election as provided in SECTION 17.1(b)(i) above, or (y) institute proceedings seeking such remedy as provided in SECTION 17.1(b)(ii) above.

      17.2  SELLER'S REMEDIES.

            (a) In the event that Purchaser should fail to consummate this Agreement for any reason, except Seller's Default or the termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the terms and provisions hereof (other than the provisions of this SECTION
      17), then Seller, as its sole and exclusive remedy may terminate this Agreement by giving notice of termination to Purchaser, in which event all of the Earnest Money shall be paid to Seller and neither party shall have any further obligations to the other party except for the Surviving Obligations; provided that nothing contained herein shall limit any right of Seller to pursue and recover on a claim with respect to any Surviving Obligations or indemnification under this Agreement. The parties agree that Seller will suffer damages in the event of Purchaser's default on its obligations. Although the amount of such damages is difficult or impossible to determine, the parties agree that the amount of the Earnest Money (including interest thereon) is a reasonable estimate of Seller's loss in the event of Purchaser's default on its obligations. Thus, Seller shall accept and retain the damages described above as liquidated damages but not as a penalty. Except as otherwise set forth in this SECTION 17.2, such liquidated damages shall constitute Seller's sole and exclusive remedy. In the event Seller is entitled to the Earnest Money as liquidated damages and to the extent Seller has not already received the Earnest Money, Seller shall provide notice to Purchaser and Escrow Company that Seller is entitled to the Earnest Money. Unless Purchaser provides notice to Seller and Escrow Company that Purchaser is entitled to such Earnest Money within two (2) business days after receipt of Seller's notice, the Earnest Money and interest thereon shall be immediately paid to Seller by the Escrow Company and Purchaser agrees to take all such actions and execute and deliver all such documents necessary or appropriate to effect such payment.

      17.3  SURVIVAL.

      The terms of this SECTION 17 shall survive termination or Closing of this Agreement.

      Seller and Purchaser acknowledge that they have read and understand the provisions of the foregoing liquidated damages provision and by their signatures or initials immediately below agree to be bound by its terms.

SELLER:                                   PURCHASER:

75TH AND LYMAN CORPORATION,               INLAND RETAIL REAL ESTATE TRUST,
a Delaware corporation                    INC.,
                                          a Maryland corporation


By:   /s/ Paul C. Chapman                 By    /s/ G. Joe Cosenza
      -----------------------------             -----------------------------
      Paul C. Chapman                           Name:  G. Joe Cosenza
      Executive Vice President                        -----------------------
                                                Title:  Authorized Agent
                                                       ----------------------

18.   MISCELLANEOUS.

      18.1  ENTIRE AGREEMENT.

      This Agreement, together with the exhibits attached hereto, constitute the entire agreement of the parties hereto regarding the purchase and sale of the Property, and all prior agreements, understandings, representations and statements, oral or written, are hereby merged herein. In the event of a conflict between the terms of this Agreement and any prior written agreements, the terms of this Agreement shall prevail. This Agreement may only be amended or modified by an instrument in writing, signed by the party intended to be bound thereby.

      18.2  TIME.

      All parties hereto agree that time is of the essence in this transaction. If the time for performance of any obligation hereunder shall fall on a Saturday, Sunday or holiday (national or the state in which the Property is located) such that the transaction contemplated hereby can not be performed, the time for performance shall be extended to the next such succeeding day where performance is possible.

      18.3  COUNTERPART EXECUTION.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

      18.4  GOVERNING LAW.

      THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF ILLINOIS AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

      ANY DISPUTE ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT SHALL BE ADJUDICATED BY ANY STATE OR FEDERAL COURT LOCATED WITHIN DUPAGE COUNTY, ILLINOIS (OR IN THE CASE OF FEDERAL COURT, ANY FEDERAL COURT IN THE STATE OF ILLINOIS) AND EACH OF THE PARTIES HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF SAID COURT WITH RESPECT TO SUCH DISPUTE.

      18.5  CONFIDENTIALITY.

      Purchaser agrees and covenants with Seller not to disclose to any third party (other than mortgage brokers, bankers, lenders, accountants, attorneys and other professionals and consultants in connection with the transaction contemplated herein) without Seller's prior written consent, unless Purchaser is obligated by law to make such disclosure, any of the reports or any other documentation or information obtained by Purchaser which relates to the Property or Seller in any way, all of which shall be used by Purchaser and its agents solely in connection with the transaction contemplated by this Agreement. In the event that this Agreement is terminated,

Purchaser agrees that all such information will be held in strict confidence and Purchaser shall immediately, but in no event later than five (5) days after such termination, deliver to Seller (i) all information delivered by Seller or Seller's consultants, contractors or other agents to Purchaser or Purchaser's employees, consultants, contractors or other agents and any copies or compilations thereof, and (ii) copies of all surveys, environmental reports, feasibility studies and other reports and studies prepared by or for Purchaser that pertain to the Property. Purchaser and Seller agree to cooperate with one another in good faith regarding any public communications or mandatory disclosures of either of them. The Parties agree to issue a joint press release regarding the execution of this Agreement at such time as they mutually determine to be appropriate.

      Notwithstanding the foregoing, either Seller or Purchaser (and any employee, representative or other agent of Seller or Purchaser) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to Seller or Purchaser relating to such tax treatment and tax structure; provided, however, that any such information and materials shall be kept confidential to the extent necessary to comply with any applicable securities laws. For purposes of the exceptions set out in the preceding sentence to the general confidentiality provisions set forth above, the tax treatment and tax structure of the transactions contemplated by this Agreement shall not be deemed to include the location of the Property, the identity of the parties hereto or the Purchase Price.

      The terms of this SECTION 18.5 shall survive Closing.

      18.6  RECORDATION.

      Purchaser shall not record this Agreement or a memorandum or other notice thereof in any public office without the express written consent of Seller. A breach by Purchaser of this covenant shall constitute a material default by Purchaser under this Agreement.

      18.7  BENEFIT.

      This Agreement is for the benefit of Purchaser and Seller, and except as provided in the indemnity granted by Purchaser under SECTION 3.2 with respect to the Indemnified Parties listed therein and in the exculpation provisions of
SECTION 19 with respect to the parties benefiting from such exculpation provisions, no other person or entity will be entitled to rely on this Agreement, receive any benefit from it or enforce any provisions of it against Purchaser or Seller.

      18.8  SECTION HEADINGS.

      The Section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several Sections hereof.

      18.9  FURTHER ASSURANCES.

      Purchaser and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale herein contemplated.

      18.10 SEVERABILITY.

      If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

      18.11 WAIVER OF TRIAL BY JURY.

      Seller and Purchaser, to the extent they may legally do so, hereby expressly waive any right to trial by jury of any claim; demand, action, cause of action, or proceeding arising under or with respect to this Agreement, or in any way connected with, or related to, or incidental to, the dealings of the parties hereto with respect to this Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and irrespective of whether sounding in contract, tort, or otherwise. To the extent they may legally do so, Seller and Purchaser hereby agree that any such claim, demand, action, cause of action, or proceeding shall be decided by a court trial without a jury and that any party hereto may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the other party or parties hereto to waiver of its or their right to trial by jury.

      18.12 INDEPENDENT COUNSEL.

      Purchaser and Seller each acknowledge that: (i) they have been represented by independent counsel in connection with this Agreement; (ii) they have executed this Agreement with the advice of such counsel; and (iii) this Agreement is the result of negotiations between the parties hereto and the advice and assistance of their respective counsel. The fact that this Agreement was prepared by Seller's counsel as a matter of convenience shall have no import or significance. Any uncertainty or ambiguity in this Agreement shall not be construed against Seller because Seller's counsel prepared this Agreement in its final form.

      18.13 GOVERNMENTAL APPROVAL.

      Nothing contained in this Agreement shall be construed as authorizing Purchaser to apply for a zoning change, variance, subdivision maps, lot line adjustment, or other discretionary governmental act, approval or permit with respect to the Property prior to the Closing, and Purchaser agrees not to do so. Purchaser agrees not to submit any reports, studies or other documents, including, without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to the Closing. Purchaser's obligation to purchase the Property shall not be subject to or conditioned upon Purchaser's obtaining any variances, zoning amendments, subdivision maps, lot line adjustment or other discretionary governmental act approval or permit.

      18.14 NO WAIVER.

      No covenant, term or condition of this Agreement other than as expressly set forth herein shall be deemed to be have been waived by Seller or Purchaser unless such waiver is in writing and executed by Seller or Purchaser, as the case may be.

      18.15 DISCHARGE AND SURVIVAL.

      The delivery of the Deed by Seller, and the acceptance thereof by Purchaser shall be deemed to be the full performance and discharge of every representation, warranty, covenant and obligation on the part of Seller hereunder except the Surviving Obligations. No action shall be commenced after the Closing on any representation, warranty, covenant or obligation except the Surviving Obligations.

      18.16 DESIGNATION OF REPORTING PERSON.

      In order to assure compliance with the requirements of Section 6045 of the Internal Revenue Code of 1986, as amended, and any related reporting requirements of the Code, the parties hereto agree as follows:

            (a) Provided the Escrow Company shall execute a statement in writing (in form and substance reasonably acceptable to the parties hereunder) pursuant to which it agrees to assume all responsibilities for information reporting required under Section 6045(e) of the Code, Seller and Purchaser shall designate the Escrow Company as the person to be responsible for all information reporting under Section 6045(e) of the Code (the "REPORTING PERSON"). If the Escrow Company refuses to execute a statement pursuant to which it agrees to be the Reporting Person, Seller and Purchaser shall agree to appoint another third party as the Reporting Person.

            (b)   Seller and Purchaser hereby agree:

                  (i) to provide to the Reporting Person all information and certifications regarding such party, as reasonably requested by the Reporting Person or otherwise required to be provided by a party to the transaction described herein under Section 6045 of the Code; and

                  (ii) to provide to the Reporting Person such party's taxpayer identification number and a statement (on Internal Revenue Service Form W-9 or an acceptable substitute form, or on any other form the applicable current or future Code sections and regulations might require and/or any form requested by the Reporting Person), signed under penalties of perjury, stating that the taxpayer identification number supplied by such party to the Reporting Person is correct.

            (c) Each party hereto agrees to retain this Agreement for not less than four years from the end of the calendar year in which the Closing occurred, and to produce it to the Internal Revenue Service upon a valid request therefor.

19.   EXCULPATION OF SELLER AND RELATED PARTIES.

      Notwithstanding anything to the contrary contained in this Agreement or in any exhibits attached hereto or in any documents executed in connection herewith (collectively, including this Agreement, said exhibits and any such document the "PURCHASE DOCUMENTS"), it is expressly understood and agreed by and between the parties hereto that: (i) the recourse of Purchaser or its successors or assigns against Seller with respect to the alleged breach by or on the part of Seller of any representation, warranty, covenant, undertaking, indemnity or agreement contained in any of the Purchase Documents (collectively, "SELLER'S UNDERTAKINGS") shall be limited to an amount not to exceed Three Hundred Thousand Dollars ($300,000) in the aggregate under the Purchase Documents, and (ii) no personal liability or personal responsibility of any sort with respect to any of Seller's Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against any of Seller's shareholders, directors, officers, employees, agents, beneficiaries, trustees or their representatives, agents or affiliates. On or before the Closing Date, Seller shall establish a minimum balance of Three Hundred Thousand Dollars ($300,000) in cash or marketable securities in one or more of its bank accounts, and shall keep such accounts free from liens other than banker's liens and rights of set-off. On the date which is nine (9) months after the Closing Date or upon the earlier termination of this Agreement, Seller may withdraw any and all funds in such accounts; provided, however, that if Purchaser has filed suit prior to the date which is nine (9) months after the Closing Date for any alleged breach by or on the part of Seller of Seller's Undertakings, Seller may not on such date make any withdrawal reducing the balance in such account below Three Hundred Thousand Dollars ($300,000) and shall not make any further voluntary withdrawals therefrom until such has been dismissed, settled or fully adjudicated, including all appeals. This SECTION 19 shall survive termination or Closing of this Agreement.

              SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT BETWEEN
                    75TH & LYMAN CORPORATION, AS SELLER, AND
               INLAND RETAIL REAL ESTATE TRUST, INC., AS PURCHASER


      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on the date set forth below its respective signature.

                                 SELLER:

                                 75TH AND LYMAN CORPORATION,
                                 a Delaware corporation


                                 By:   /s/ Paul C. Chapman
                                       -----------------------------------------
                                       Paul C. Chapman
                                       Executive Vice President

                                 NOTE SIGNATURE BLOCK FOLLOWING SECTION 17.


                                 PURCHASER:

                                 INLAND RETAIL REAL ESTATE TRUST, INC.,
                                 a Maryland corporation


                                 By:   /s/ G. Joe Cosenza
                                       -----------------------------------------
                                 Name: G. Joe Cosenza
                                       -----------------------------------------
                                 Its:  Authorized Agent
                                       -----------------------------------------

                                 NOTE SIGNATURE BLOCK FOLLOWING SECTION 17.

                         LIST OF EXHIBITS AND SCHEDULES


Exhibit A   -   Form of Tenant Estoppel Certificate
Exhibit B   -   Form of Deed
Exhibit C   -   Form of Bill of Sale
Exhibit D   -   Form of Assignment and Assumption of Leases
Exhibit E   -   Form of Assignment and Assumption of Contracts, Licenses and
                Permits
Exhibit F   -   Form of Non-Foreign Affidavit
Exhibit G   -   Form of Tenant Notification Letter
Exhibit H   -   Form of Vendor Notification Letter
Exhibit I   -   Certificate of Seller
Exhibit J       Certificate of Purchaser
Schedule 1      Land
Schedule 4.3    Personal Property
Schedule 6.5    Leases
Schedule 6.6    Service Contracts
Schedule 6.8    Claims
Schedule 6.9    Leasing Brokerage Agreements
Schedule 15     Leasing Status Report

                                    EXHIBIT A

                             FORM OF TENANT ESTOPPEL

TO:   _______________________                75TH AND LYMAN CORPORATION
      _______________________                c/o CB Richard Ellis Investors
      _______________________                601 108th Avenue N.E., Suite 1900
      _______________________                Bellevue, Washington 98004
      _______________________                Attn: Paul C. Chapman

      Re:   The Daien Towne Centre
            Darien, Illinois (the "Property")

Gentlemen:

      The following statements are made with the knowledge that the addressees and their respective successors and assigns are relying on them in connection with the purchase and sale of the Property and the assignment to ____________, a ____________ ("Purchaser") of the Lease (defined below) in connection therewith, and the addressees' and their respective lenders, successors and assigns and successor owners of the Property may rely on them for that purpose.

      The undersigned ("Tenant"), being the Tenant under the Lease covering certain premises ("Leased Premises") in the Property, hereby certifies to the addressees and their respective lenders, successors and assigns that the following statements are true, correct and complete as of the date hereof:

      1. Tenant is the tenant under a lease with _______________ ("Landlord") dated ____________ [INSERT THE TITLE AND DATE OF ALL AMENDMENTS, MODIFICATIONS AND ANY OTHER AGREEMENTS RELATING TO THE LEASE, E.G., "AS AMENDED BY THAT CERTAIN FIRST AMENDMENT, DATED MARCH 18, 1962," . . .], ([COLLECTIVELY,] the "Lease"). The Lease demises to Tenant approximately ________________ (______) square feet commonly known as _________ in the Property. The Property contains an aggregate of ________ square feet. The initial term of the Lease commenced on _______________, _____, and will expire on ____________________, ______, exclusive of unexercised renewal options and extension options contained in the Lease. There have been no [OTHER] amendments, modifications or revisions to the lease, and there are no other agreements of any kind between Landlord and Tenant regarding the Leased Premises.

      2. The Lease has been duly authorized and executed by Tenant and is in good standing and in full force and effect.

      3. Tenant is presently occupying the Leased Premises. The Lease has not been assigned by Tenant and no sublease, concession agreement or license covering the Lease Premises, or any portion of the Leased Premises, has been entered into by Tenant.

      4. Tenant is currently obligated to pay fixed or base rent under the Lease in the annual amount of _____________ Dollars ($_________), payable in monthly installments of _____________________ Dollars ($_____). Fixed or base rent has been paid under the Lease through _________________, _______. No rent under the Lease has been paid more than one (1) month in advance, and no other sums have been deposited with Landlord other than _______________ Dollars ($_________) deposited as security under the Lease. The security deposit is not subject to any set-off or reduction or any increase for interest or other credit due to tenant. Except as specifically stated in the Lease, Tenant is entitled to no rent concessions, free rent, allowances or other similar compensation in connection with renting the Leased Premises. Percentage Rent for the last fiscal year of Tenant ending _________________, ___ in the amount of ________ Dollars ($__________) has been paid by Tenant to Landlord.

      5. To Tenant's knowledge, neither Landlord nor Tenant is in default under the Lease and, to Tenant's knowledge, no event has occurred with, with the giving of notice or passage of time, or both, could result in such a default.

      6. Except as specifically stated in the Lease, Tenant has not been granted (a) any option to extend the term of the Lease, (b) any option to expand the Leased Premises or to lease additional space within the Property, (c) any right of first refusal on any space at the Property, (d) any option or right of first refusal to purchase the Leased Premises or the Property or any part thereof, or (e) any option to terminate the Lease prior to its stated expiration.

      7. All obligations and conditions under the Lease to be performed to date by Landlord have been satisfied, free of defenses and set-offs, including all construction work in the Leased Premises.

      8. The Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, nor has Landlord provided financing for, made loans or advances to, or invested in Tenant's business.

      9. Tenant has not received any notice of any present violation of any federal, state, county or municipal laws, regulations, ordinances, order or directives relating to use, operation or condition of the Leased Premises.

      EXECUTED as of the _______ day of _________________________, ____________.

TENANT

______________________________, dba ______________________________________
(Name of Tenant and d/b/a/, if any)

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                    EXHIBIT B

                                      DEED

SPECIAL WARRANTY DEED
     (ILLINOIS)

PREPARED BY:


_____________________
_____________________
_____________________
_____________________
Attn:________________

AFTER RECORDING RETURN TO:

                                       Space Above For Recorder's Use Only

_____________________
_____________________
_____________________
Attn:________________

      This DEED, made and entered into as of this _______ day of _____________, 2003 (the "Transfer Date"), by and between 75TH AND LYMAN CORPORATION, a Delaware corporation ("Grantor") with its principal office address at ____________________________, and _______________, a _______________________
("Grantee") with its principal office address at ______________________________.

      WITNESSETH, that Grantor, for the consideration of One Dollar ($1.00) and other good and valuable consideration in hand paid, by these presents does hereby GRANT, BARGAIN and SELL unto Grantee the following described real estate (the "Property"), situated in the City of Darien, County of DuPage, State of Illinois, more particularly described as follows, to wit:

      See legal description set forth on SCHEDULE 1, attached hereto and incorporated herein;

      Address of Real Estate:               [___________________]
      Tax Identification Number(s): [___________________]

      TO HAVE AND TO HOLD the Property as above described, together with all rights and appurtenances to the same belonging, unto the Grantee, and to the successors and assigns of Grantee forever, subject to the exceptions identified in SCHEDULE 1 attached hereto.

      Grantor hereby covenants that Grantor and its successors and assigns, shall and will warrant and defend the title to the said Property unto Grantee, against the lawful claims of all persons claiming by and through Grantor and none other, excepting however: real estate taxes and assessments not yet due and payable; acts or omissions of the Grantee or anyone acting by, through or under Grantee; leases and other occupancy agreements assigned to Grantee; and all other matters set forth on
SCHEDULE 2 attached hereto and incorporated by reference [insert Permitted Exceptions at Closing]

      IN WITNESS WHEREOF, said Grantor has caused this Special Warranty Deed to be executed by an authorized representative of Grantor this _______ day of __________, 2003.

75TH AND LYMAN CORPORATION,
a Delaware corporation


By:
   ---------------------------------
        Paul C. Chapman,
        Executive Vice President

STATE OF _________________)
                          )SS
COUNTY OF ________________)

Be it remembered that on this _______ day of ____________________, 2003, before me, personally appeared Paul C. Chapman is personally known to me to be the Executive Vice President of 75TH AND LYMAN CORPORATION, a Delaware corporation, and the same person who executed the foregoing instrument and duly acknowledged the execution of the same for and on behalf of and as the act and deed of said corporation.

In witness whereof, I have hereunto set my hand and fixed my seal the day and year above written.


                                        ----------------------------
                                        Notary Public

Seal

SENT FUTURE TAX BILLS TO:
______________________________
______________________________
______________________________
______________________________

SCHEDULE 1 - LEGAL DESCRIPTION
SCHEDULE 2 - PERMITTED EXCEPTIONS

                                    EXHIBIT C

                                  BILL OF SALE

      KNOW ALL MEN BY THESE PRESENTS, that 75TH AND LYMAN CORPORATION, a Delaware corporation ("Seller"), in consideration of Ten and 00/00 Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, does hereby sell, assign, transfer, quit claim and set over unto __________,a ______________ ("Purchaser") all furniture, furnishings, fixtures, equipment and other personal property set forth on the attached SCHEDULE 2 (the "Personal Property") located at, on and about the real estate commonly known as the Darien Towne Centre and legally described on the attached SCHEDULE 1 (the "Premises").

      TO HAVE AND TO HOLD the Personal Property unto Purchaser and Purchaser's heirs, legal representatives, successors and assigns forever.

      ALL WARRANTIES OF QUALITY OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY ARE EXPRESSLY EXCLUDED. THE PERSONAL PROPERTY SOLD HEREUNDER IS SOLD IN "AS IS" CONDITION WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER.

      Any liability of Seller shall be limited as set forth in SECTIONS 6, 17.1 and 19 of that certain Purchase and Sale Agreement between Seller and Purchaser dated November 12, 2003.

      IN WITNESS WHEREOF, Seller has signed this Bill of Sale this _______ day of _______________,2003.

                                       SELLER:

                                       75TH AND LYMAN CORPORATION,
                                       a Delaware corporation

                                       By:
                                             -------------------------------
                                             Paul C. Chapman
                                             Executive Vice President

SCHEDULE 1 - LEGAL DESCRIPTION
SCHEDULE 2 - LIST OF TANGIBLE PERSONAL PROPERTY

                                    EXHIBIT D

                       ASSIGNMENT AND ASSUMPTION OF LEASES

      FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, 75TH AND LYMAN CORPORATION, a Delaware corporation, having its principal office at c/o CB Richard Ellis Investors, 601 108th Avenue N.E. #1900, Bellevue, WA 98004 ("Assignor"), hereby sells, transfers, assigns and sets over unto _________________, a _________________ ("Assignee"), its legal representatives, successors and assigns all of Assignor's right, title and interest in, to and under (a) those certain leases referred to on SCHEDULE 2 attached hereto and made a part hereof (the "Leases") affecting the real estate legally described on SCHEDULE 1 attached hereto and made a part hereof and commonly known as the Darien Towne Centre (the "Property") and, to the extent assignable, any guaranties made in connection with such Leases, (b) the security deposits set forth in SCHEDULE 3 attached hereto, and (c) the rent due under such Leases except, however, that portion of said rent attributable to periods of time prior to the Closing Date (as defined in that certain Purchase and Sale Agreement by and between Assignor and Assignee, dated as of November 12, 2003 (the "Agreement")).

      Assignee does hereby accept the foregoing Assignment and Assumption of Leases subject to the terms and conditions herein and in the Leases, and does hereby assume, without exculpation, as of the date hereof, and become responsible for and agree to perform, discharge, fulfill and observe all of the obligations, terms, covenants, provisions and conditions under the Leases arising from and after the Closing Date, and Assignee agrees to be liable for the observance and performance thereof as fully as though Assignee was the original landlord or lessor thereunder, including without limitation the cost of all tenant improvements, leasing commissions, and space planning and legal costs which accrue or are incurred on or after the Closing Date or which Assignee is obligated to pay pursuant to the Agreement. Notwithstanding the immediately preceding sentence, Assignor shall remain liable for those obligations of Assignor under the Leases to the extent they arise out of events occurring prior to the Closing Date, except for those obligations for which Assignee is liable pursuant to the Agreement. Assignor shall retain the obligation to reconcile operating expenses, real estate taxes and insurance with the tenants under the Leases with respect to all calendar years prior to the year in which the Closing Date occurs.

      Assignee agrees to protect, defend, indemnify and hold harmless Assignor, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including without limitation reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignor, its legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring from and after the Closing Date or which Assignee is obligated to pay pursuant to the Agreement, except for those obligations which Assignor is liable for pursuant to the Agreement. Assignor agrees to protect, defend, indemnify and hold harmless Assignee, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including, without limitation, reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignee, its legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring prior to the Closing Date, except for those matters covered in a tenant estoppel certificate to Assignee and those obligations which Assignee is liable for pursuant to the Agreement; provided, however, that any claim made by Assignee hereunder shall be deemed waived unless Assignee has filed suit prior to the date which is nine (9) months after the Closing Date.

      Notwithstanding anything to the contrary contained in this Assignment and Assumption of Leases, it is expressly understood and agreed by and between the parties hereto that: (i) the recourse of Assignee or its successors or assigns against Assignor with respect to this Assignment and Assumption of Leases shall be limited as set forth in SECTIONS 6, 17.1 AND 19 of the Agreement, and (ii) no personal liability or personal responsibility of any sort with respect to the indemnity obligations of Assignor above is assumed by, or shall at any time be asserted or enforceable against, Assignor or against any of Assignor's shareholders, directors, officers, employees, agents, constituent partners, members, beneficiaries, trustees or representatives except as provided in (i) above with respect to Assignor.

      This Assignment and Assumption of Leases shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective beneficiaries, legal representatives, heirs, successors and assigns.

      THIS ASSIGNMENT AND ASSUMPTION OF LEASES IS FOR THE BENEFIT OF ASSIGNOR AND ASSIGNEE, AND EXCEPT AS PROVIDED IN THE INDEMNIFICATION PROVISIONS AND THE EXCULPATION PROVISIONS OF SECTION 19 OF THE AGREEMENT, NO OTHER PERSON OR ENTITY WILL BE ENTITLED TO RELY ON THIS ASSIGNMENT AND ASSUMPTION OF LEASES.

      This Assignment and Assumption of Leases may be executed in counterparts, and as so executed shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Leases this day of _____________________________, 2003.


                                       ASSIGNOR:

                                       75TH AND LYMAN CORPORATION,
                                       a Delaware corporation

                                       By:
                                             -------------------------------
                                             Paul C. Chapman
                                             Executive Vice President

                                       ASSIGNEE:

                                       _____________________________________,
                                       a _____________________________

                                       By:
                                             -------------------------------
                                             Name:
                                                   -------------------------
                                             Its:
                                                  --------------------------

SCHEDULE 1  -  LEGAL DESCRIPTION
SCHEDULE 2  -  LEASES

                                    EXHIBIT E

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS,
                              LICENSES AND PERMITS

      FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, 75TH AND LYMAN CORPORATION, a Delaware corporation, having its principal office at c/o CB Richard Ellis Investors, 601 108th Avenue N.E. #1900, Bellevue, WA 98004 ("Assignor"), hereby sells, transfers, assigns and sets over unto __________________, a __________________ ("Assignee"), its legal representatives, successors and assigns, effective as of the Closing Date (as defined in that certain Purchase and Sale Agreement by and between Assignor and Assignee, dated as of November 12, 2003 (the "Agreement")), all of Assignor's right, title and interest in, to and under the following to the extent freely assignable by Assignor: (a) those agreements referred to on SCHEDULE 2 attached hereto and made a part hereof (the "Contracts") affecting the real estate legally described on SCHEDULE 1 attached hereto and made a part hereof and commonly known as the Darien Towne Centre, (the "Property") and (b) all licenses, warranties, guarantees, permits and Intangible Property (as defined in the Agreement) relating to the construction, use and operation of the Property.

      Assignee does hereby accept the foregoing Assignment and Assumption of Contracts, Licenses and Permits and does hereby assume, without exculpation, as of the Closing Date, and become responsible for and agree to perform, discharge, fulfill and observe all of the obligations, terms, covenants, provisions and conditions under the Contracts arising from and after the date hereof or which Assignee is responsible for pursuant to the Agreement, and Assignee agrees to be liable for the observance and performance thereof as fully as though Assignee was the original party thereunder. Notwithstanding the immediately preceding sentence, Assignor shall remain liable for those obligations of Assignor under the Contracts to the extent they arise out of events occurring prior to the Closing Date, except for those obligations which Assignee is responsible for pursuant to the Agreement.

      Assignee agrees to protect, defend, indemnify and hold harmless Assignor, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including without limitation reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignor, its legal representatives, successors and assigns or any of them arising out of or in connection with the Contracts, as to events occurring from and after the Closing Date or which Assignee is responsible for pursuant to the Agreement, except for those obligations which Assignor is responsible for pursuant to the Agreement. Assignor agrees to protect, defend, indemnify and hold harmless Assignee, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including, without limitation, reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignee, its legal representatives, successors and assigns or any of them arising out of or in connection with the Contracts, as to events occurring prior to the Closing Date, except for those obligations which Assignee is responsible for pursuant to the Agreement; provided, however, that any claim made by Assignee hereunder shall be deemed waived unless Assignee has given

Assignor written notice of such claim prior to the date which is nine (9) months after the Closing Date.

      Notwithstanding anything to the contrary contained in this Assignment and Assumption of Contracts, Licenses and Permits, it is expressly understood and agreed by and between the parties hereto that: (i) the recourse of Assignee or its successors or assigns against Assignor with respect to this Assignment and Assumption of Contracts, Licenses and Permits shall be limited as set forth in SECTIONS 6, 17.1 AND 19 of the Agreement, and (ii) no personal liability or personal responsibility of any sort with respect to the indemnity obligations of Assignor above is assumed by, or shall at any time be asserted or enforceable against, Assignor, or against any of Assignor's shareholders, directors, officers, employees, agents, constituent partners, members, beneficiaries, trustees or representatives except as provided in (i) above with respect to Assignor.

      This Assignment and Assumption of Contracts, Licenses and Permits shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective beneficiaries, legal representatives, heirs, successors and assigns.

      THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS, LICENSES AND PERMITS IS FOR THE BENEFIT OF ASSIGNOR AND ASSIGNEE, AND EXCEPT AS PROVIDED IN THE INDEMNIFICATION PROVISIONS AND THE EXCULPATION PROVISIONS OF SECTION 19 OF THE AGREEMENT, NO OTHER PERSON OR ENTITY WILL BE ENTITLED TO RELY ON THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS, LICENSES AND PERMITS.

      This Assignment and Assumption of Contracts, Licenses and Permits may be executed in counterparts, and as so executed shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Contracts, Licenses and Permits this _______ day of ______________________, 2003.


                                       ASSIGNOR:

                                       75TH AND LYMAN CORPORATION,
                                       a Delaware corporation

                                       By:
                                             --------------------------------
                                             Paul C. Chapman
                                             Executive Vice President

                                       ASSIGNEE:

                                       _____________________________________,
                                       a _____________________________

                                       By:
                                             -------------------------------
                                             Name:
                                                   -------------------------
                                             Its:
                                                  --------------------------

SCHEDULE 1  -  LEGAL DESCRIPTION
SCHEDULE 2  -  LIST OF CONTRACTS

                                    EXHIBIT F

                              NON-FOREIGN AFFIDAVIT


      Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by 75TH AND LYMAN CORPORATION, a Delaware corporation, ("Seller"), the undersigned hereby certifies the following on behalf of Seller:

      1. Seller is not a foreign corporation (as this term is defined in the Internal Revenue Code and Income Tax Regulations);

      2. Seller's U.S. employer identification number is __________________ and

      3.    Seller's address is __________________________________________.

      Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury the undersigned declares that it has examined this certification and to the best of its knowledge and belief it is true, correct and complete, and it further declares that it has authority to sign this document on behalf of Seller.

Dated: ________________, 2003.

                                       Seller:

                                       75TH AND LYMAN CORPORATION,
                                       a Delaware corporation


                                       By:
                                             --------------------------------
                                             Paul C. Chapman
                                             Executive Vice President

                                    EXHIBIT G

                       FORM OF TENANT NOTIFICATION LETTER

                             ____________, _______

VIA CERTIFIED MAIL - RETURN RECEIPT REQUESTED

[Tenant]


_____________________________
_____________________________
_____________________________

      RE:   THE DARIEN TOWNE CENTRE, DARIEN, ILLINOIS

Dear [Tenant]:

You are hereby advised that the above referenced property in which you are a tenant was sold and your lease was assigned and transferred effective as of the date of this letter to _________________________, a _______________________
("Purchaser"). Your security deposit and advance rental, if any, has transferred to Purchaser, whose address is set forth below. The above referenced property will be managed by [MANAGEMENT COMPANY] and all checks for rent and other charges should be made payable to [_______________________] and forwarded to:
[MANAGEMENT COMPANY][PROPERTY ADDRESS].

In accordance with the terms of your lease, copies of all future notices to landlord should be sent to: [PURCHASER ENTITY].

If you have any questions or need any additional information, please feel free to contact the management office at [Telephone Number].

Sincerely,

SELLER:                                PURCHASER:

75TH AND LYMAN CORPORATION,            _________________________________,
a Delaware corporation                 a ____________________________

By:                                    By:
      --------------------------             ----------------------------
      Paul C. Chapman,                       Name:
      Executive Vice President                     ----------------------
                                             Its:
                                                  -----------------------

                                    EXHIBIT H

                       FORM OF VENDOR NOTIFICATION LETTER


___________________, _______


VIA CERTIFIED MAIL - RETURN RECEIPT REQUESTED

[Vendor]


________________________________
________________________________
________________________________

      RE:   THE DARIEN TOWNE CENTRE, DARIEN, ILLINOIS

Gentlemen:

      This is to advise you that the above reference property was sold to ____________________________________________, a ______________ ("Purchaser"). As
part of the sale, your contract has been assigned to Purchaser, and any goods, services or utilities supplied to the property subsequent to the date of this letter shall be for its account. The above referenced property will be managed by [Management Company] and all future invoices and correspondence and any and all notices to Purchaser should be sent to:

            _________________________________
            _________________________________

Sincerely,

SELLER:                                PURCHASER:

75TH AND LYMAN CORPORATION,            __________________________________,
a Delaware corporation                 a ______________________________

By:                                    By:
      ---------------------------            ----------------------------
      Paul C. Chapman,                       Name:
      Executive Vice President                    -----------------------
                                             Its:
                                                  -----------------------

                                    EXHIBIT I

                              CERTIFICATE OF SELLER

      I, Paul C. Chapman, the Executive Vice President of 75TH AND LYMAN CORPORATION, a Delaware corporation (the "COMPANY"), hereby certify that, except as set forth on SCHEDULE 1 attached hereto, as of the date hereof the representations and warranties set forth in SECTION 6 of the Purchase and Sale Agreement dated November 12, 2003, by and between the Company and INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, are true and correct.

      This certificate is delivered pursuant to SECTION 4.3(a)(ix) of the Agreement.

      IN WITNESS WHEREOF, I have hereunto signed my name for and on behalf of the Company this ____ day of ________________________, 2003.


                                       75TH AND LYMAN CORPORATION,
                                       a Delaware corporation


                                       By:
                                             -----------------------------------
                                             Paul C. Chapman,
                                             Executive Vice President


      SCHEDULE 1 - Exceptions

                                    EXHIBIT J

                            CERTIFICATE OF PURCHASER

      I, ______________________________________________ of INLAND RETAIL REAL
ESTATE TRUST, INC., a Maryland corporation (the "COMPANY"), hereby certify that, except as set forth on SCHEDULE 1 attached hereto, as of the date hereof the representations and warranties set forth in SECTION 8 of the Purchase and Sale Agreement dated November 12, 2003, by and between the Company and 75TH & LYMAN CORPORATION, a Delaware corporation, are true and correct.

      This certificate is delivered pursuant to SECTION 4.3(b)(v) of the Agreement.

      IN WITNESS WHEREOF, I have hereunto signed my name for and on behalf of the Company this ______ day of __________________________, 2003.


                                       INLAND RETAIL REAL ESTATE TRUST, INC.,
                                       a Maryland corporation


                                       By:
                                             -----------------------------------

                                             -----------------------,
                                             Title:
                                                    ---------------

      SCHEDULE 1 - Exceptions

                                   SCHEDULE 1

                                LEGAL DESCRIPTION

PARCEL 1:   Lots 2, 9 and 10 in Darien Towne Centre, being a subdivision of part of the Southeast Quarter of Section 29, Township 38 North,
            Range 11 East of the Third Principal Meridian, recorded August 17,
            1993 as Document Number R93-183593, in DuPage County, Illinois;

PARCEL 2:   A non-exclusive easement for the benefit of Parcel 1 as created by the Declaration dated August 5, 1993 and recorded August 17, 1993 as Document R93-183596 by American National Bank and Trust Company of Chicago, as Trustee under Trust dated June 4, 1991 and known as Trust Number 113974-03 and Wal-Mart Stores, Inc. for the purpose of ingress and egress, utilities, signage and stormwater retention.

                                  SCHEDULE 4.3

                                PERSONAL PROPERTY

                                      None.

                                  SCHEDULE 6.5

                                     LEASES

                                                                     [ILLEGIBLE]
              Tenant                            Document                Dated
--------------------------------------------------------------------------------
Aldi's                                REA Agreement                     8/5/93
--------------------------------------------------------------------------------
Circuit City                          Shopping Center Lease             7/22/93
--------------------------------------------------------------------------------
Coldwell Banker- Gladstone Realtors   Shopping Center Lease             3/01/00
--------------------------------------------------------------------------------
Citibank Darien                       REA Agreement                    12/15/94
--------------------------------------------------------------------------------
Deals-Nothing Over a Dollar           Shopping Center Lease             4/10/02
--------------------------------------------------------------------------------
Gingiss Formalwear Store              Shopping Center Lease            11/26/96
--------------------------------------------------------------------------------
Great Clips                           Shopping Center Lease            10/13/99
--------------------------------------------------------------------------------
Harris Bank                           REA Agreement                     2/22/94
--------------------------------------------------------------------------------
Home Depot                            Shopping Center Lease             7/15/93
--------------------------------------------------------------------------------
Jenny Craig                           Shopping Center Lease             2/09/99
--------------------------------------------------------------------------------
PetsMart                              Shopping Center Lease             7/17/93
--------------------------------------------------------------------------------
Murray's Discount Auto                Shopping Center Lease             4/22/94
--------------------------------------------------------------------------------
Panera Bread                          Shopping Center Lease             4/07/03
--------------------------------------------------------------------------------
Signature Cleaners                    Shopping Center Lease             4/14/94
--------------------------------------------------------------------------------
Payless Shoe Source                   Shopping Center Lease             7/8/94
--------------------------------------------------------------------------------
TGI Fridays                           Ground Lease                      7/26/93
--------------------------------------------------------------------------------
Walmart                               REA Agreement                     8/05/93
--------------------------------------------------------------------------------

*If Seller or its property manager does not have the original lease document, Seller may deliver a tenant estoppel certificate or other certification certifying a copy of the lease document in lieu of delivering an original lease document at Closing.

                                  SCHEDULE 6.6

                                SERVICE CONTRACTS

                                          Agreement                                       Execution     Rennuable On
     Contractor Name                     Description                Documentation            Date      30 Days Notice
---------------------------------------------------------------------------------------------------------------------
Clo Marketing                     Marketing                    Letter Agreement            1/30/03          Yes
---------------------------------------------------------------------------------------------------------------------
                                  Backflow Device
Chicago Backflow                  Inspection                   Agreement                   7/24/02          Yes
---------------------------------------------------------------------------------------------------------------------
Simplex Grinnell                  Alarm Inspection             Agreement                   8/20/02          Yes
---------------------------------------------------------------------------------------------------------------------
                                                               Service and Maintenance
Fire & Security Systems           Alarm Monitoring             Agreement                   8/23/99          Yes
---------------------------------------------------------------------------------------------------------------------
Four Seasons Lawncare             Landscaping                  Service Agreement           3/31/03          Yes
---------------------------------------------------------------------------------------------------------------------
Ace of Spray                      Pressure Washing             Service Agreement           6/16/03          Yes
---------------------------------------------------------------------------------------------------------------------
Snow Systems                      Snow Removal                 Service Agreement           10/02/03         Yes
---------------------------------------------------------------------------------------------------------------------
4 Season Commercial
Maintenance                       Lot Sweeping                 Service Agreement           7/01/96          Yes
---------------------------------------------------------------------------------------------------------------------
Temple Display                    Holiday Decorations          Agreement                   10/28/03         Yes
---------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 6.8

                                     CLAIMS

                                      None.

                                  SCHEDULE 6.9

                          LEASING BROKERAGE AGREEMENTS


Listing agreement with Edgemark Commercial Real Estate Services, LLC.

                                   SCHEDULE 15

                              LEASING STATUS REPORT

                            (as of November 11, 2003)

                                             STARTING
                        SUITE       SIZE       BASE          RENT                       TI        LANDLORD     COMMIS-
TENANT NAME             NUMBER     SQ. FT.     RENT       ESCALATION       TERM     ALLOWANCE      COSTS        SION       STATUS
------------------------------------------------------------------------------------------------------------------------------------
CHINA WOK              2121           1,500  $  20.00  3% per year        5 years   $7,500        0          $    6,000  Signed LOI
------------------------------------------------------------------------------------------------------------------------------------
RICOBENE'S ON
75TH LLC               2173 A         3,000  $  18.00  3% per year        10 years  $21,000 -     TBD        $   10,500  Negotiating
                                                                                    est'd. See                           lease
                                                                                    description
                                                                                    of work
------------------------------------------------------------------------------------------------------------------------------------
OPTIQUE BY             2173 B         1,800  $  24.00  N/A                5 years   $36,000       TBD        $    7,200  Negotiating
LENSCRAFTERS                                                                                                             LOI
------------------------------------------------------------------------------------------------------------------------------------
FRUITFUL YIELD         2173 C         4,548  $  18.00  3% per year after  5 years   0             TBD        $   15,918  Signed LOI
                                                       year 2
------------------------------------------------------------------------------------------------------------------------------------
JENNY CRAIG RENEWAL    2141           2,000  $  22.00  $0.50 per year     3 years   $4,000        0          $    4,000  Amendment
                                                                                                                         out for
                                                                                                                         Signature
------------------------------------------------------------------------------------------------------------------------------------
IRV'S MENSWEAR         2173 (all)     9,348  $  16.00  2.5% per year      5 Years   $93,480       0          $   42,066  Signed LOI
------------------------------------------------------------------------------------------------------------------------------------
VN NAILS               2121           1,500  $  20.00  3% per year        5 years   $7,500        0          $    6,000  Signed LOI
------------------------------------------------------------------------------------------------------------------------------------

     LENSCRAFTERS COULD GO TO SUITE 2121 WHICH IS 1,500 SQ. FT.

     SOCCER POST, A TENANT OCCUPYING 2,968 SQUARE FEET, CEASED OPERATIONS EFFECTIVE JUNE 1, 2003. TENANT HAS CONFIRMED THAT THEY UNDERSTAND THEY ARE RESPONSIBLE FOR PAYING MONTHLY RENT PURSUANT TO THEIR SUB-LEASE WITH PAYLESS SHOESOURCE. THE SUB-LEASE EXPIRES ON JULY 31, 2004.

     JENNY CRAIG, A CURRENT TENANT WHOSE LEASE EXPIRES IN FEBRUARY 2004 HAS AGREED TO A LEASE RENEWAL PROPOSAL FOR AN ADDITIONAL THREE YEAR TERM AT YEARS 1-3 AT $22.00, $22.50 AND $23.00 PSF RESPECTIVELY, WITH A THREE YEAR OPTION AT FAIR MARKET RENT. AN AMENDMENT IS BEING PREPARED.

     RICOBENE'S A PIZZA/FAST FOOD RESTAURANT HAS AGREED TO LEASE 3,000 SF OF THE 9,348 SF SPACE NEXT TO PANERA. THEY HAVE AGREED TO A TEN (10) YEAR TERM BEGINNING AT $18.00 NET PSF WITH THREE PERCENT (3%) ANNUAL INCREASES AND A LANDLORD CONTRIBUTION OF SEVEN DOLLARS ($7.00)PSF.

     LA TAN HAS AGREED TO LEASE 3,000SF OF THE 9,348 SF SPACE NEXT TO PANERA. THEY HAVE AGREED TO A TEN (10) YEAR TERM BEGINNING AT $19.00 PSF WITH A LANDLORD CONTRIBUTION OF EIGHT DOLLARS ($8.00) PSF.

     NEGOTIATIONS CONTINUE WITH OPTIQUE BY LENSCRAFTERS (1,800 SF) AND FRUITFUL YIELD (4,500 SF) FOR THE REMAINING PORTION OF THE 9,348 SF SPACE NEXT TO PANERA.

     NEGOTIATIONS CONTINUE WITH CHINA WOK AND A LOCAL NAIL SALON FOR SPACE 2121 (1,500 SF). RENTS ARE ANTICIPATED TO BE IN THE UPPER TEENS TO LOWER TWENTIES.

                                     - ii -